                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                               Tennant Company
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                     [LETTERHEAD]



                                  TENNANT COMPANY
                                     NOTICE OF
                           ANNUAL MEETING OF SHAREHOLDERS
                                    MAY 6, 1999



TO OUR SHAREHOLDERS:

     The Annual Meeting of Shareholders of Tennant Company will be held at the corporate headquarters of Tennant Company, 701 North Lilac Drive, Minneapolis, Minnesota, on Thursday, May 6, 1999, at 10:30 a.m., Central Daylight Time, for the following purposes:

     (1)  To elect directors for a three-year term;

     (2)  To approve and ratify the Tennant Company 1999 Stock Incentive Plan;

     (3) To approve and ratify amendments to and the restatement of the Restricted Stock Plan for Nonemployee Directors;

     (4) To ratify the appointment of KPMG Peat Marwick LLP as independent auditors of the Company; and

     (5) To act upon any other business that may properly come before the meeting.

     Only holders of Common Stock of record at the close of business on March 8, 1999, will be entitled to vote at the meeting or any adjournment thereof.

     You are cordially invited to attend the meeting. Whether or not you plan to come to the meeting, please sign, date and return your Proxy in the reply envelope provided. Your cooperation in promptly signing and returning your Proxy will help avoid further solicitation expense.



March 25, 1999                               Bruce J. Borgerding, Secretary



                                  TENNANT COMPANY

                          E S T A B L I S H E D   1 8 7 0

            701 N. LILAC DRIVE, P.O. BOX 1452, MINNEAPOLIS, MINN. 55440

                                    [LETTERHEAD]



                                  TENNANT COMPANY

                                  PROXY STATEMENT




     This Proxy Statement is furnished in connection with the solicitation by Tennant Company (the "Company"), on behalf of its Board of Directors, of Proxies for the Annual Meeting of Shareholders to be held Thursday, May 6, 1999, and any adjournment thereof. Stock represented by Proxies will be voted. Where specification is made in the Proxy, the stock will be voted in accordance therewith. Where no specification is made in the Proxy, the stock will be voted for all proposals. Proxies may be revoked at any time before being voted by giving written notice of revocation at the mailing address noted or at the meeting, or by a later-dated Proxy delivered to an officer of the Company. Personal attendance and voting in person does not revoke a written Proxy.

     There were outstanding on March 8, 1999, the record date for shareholders entitled to vote at the meeting, 9,086,619 shares of Common Stock, each share being entitled to one vote.

     Expenses in connection with the solicitation of Proxies will be paid by the Company. Solicitation of Proxies will be principally by mail. In addition, several of the officers or employees of the Company may solicit Proxies, either personally or by telephone, or by special letter, from some of the shareholders. The Company also will make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send Proxies and proxy material to their principals, and will reimburse them for their expenses in so doing.

     The mailing address of the principal executive office of the Company is 701 North Lilac Drive, P.O. Box 1452, Minneapolis, Minnesota 55440. This Proxy Statement and form of Proxy enclosed are being mailed to shareholders commencing March 25, 1999.

                  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS


     The following table sets forth, as of February 28, 1999, certain information with respect to all shareholders known to the Company to have been beneficial owners of more than 5% of its Common Stock, and information with respect to the Company's Common Stock beneficially owned by directors (and director nominees) of the Company, the executive officers of the Company included in the Summary Compensation Table set forth under the caption "Executive Compensation" below and all directors and executive officers of the Company as a group. Except as otherwise indicated, the shareholders listed in the table have sole voting and investment powers with respect to the Common Stock owned by them.


 NAME AND ADDRESS                                AMOUNT AND NATURE OF                       PERCENT OF
 OF BENEFICIAL OWNER                             BENEFICIAL OWNERSHIP                      COMMON STOCK
--------------------                             --------------------                      ------------
 U.S. Bank National Association(1)               930,435 shares(2)                            10.3%
 Minneapolis, MN
                                                 U.S. Bank National Association has
                                                 sole voting authority for
                                                 742 shares, shared voting
                                                 authority for 929,693(2) shares,
                                                 sole investment authority for
                                                 142 shares, and shared investment
                                                 authority for 929,293(2) shares.

 Trimark Financial Corporation(1)                852,100 shares                                9.4%
 Toronto, Ontario

 U.S. Bank National Association(3)               659,360 shares                                7.3%
 Minneapolis, MN

 Roger L. Hale                                   485,748 shares(4)(5)                          5.3%

 Richard A. Snyder                               57,377 shares(5)(6)                            *

 Janet M. Dolan                                  46,587 shares(5)(7)                            *

 Douglas R. Hoelscher                            44,610 shares(5)(8)                            *

 Keith D. Payden                                 23,410 shares(5)(9)                            *

 Andrew P. Czajkowski                            7,029 shares(10)                               *

 David C. Cox                                    6,771 shares(11)                               *

 William I. Miller                               5,877 shares(12)                               *

 Delbert W. Johnson                              5,535 shares(13)                               *

 Arthur D. Collins, Jr.                          4,676 shares(14)                               *

 Edwin L. Russell                                2,282 shares(15)                               *

 Pamela K. Knous                                 587 shares                                     *

 All directors and executive officers as a       907,459 shares(5)(16)                         9.8%
 group (18 persons)

* An asterisk in the column listing the percentage of shares beneficially owned indicates the person owns less than 1% of total.

( 1) The information set forth above as to the Amount and Nature of Beneficial Ownership is based upon a Schedule 13G statement filed with the Securities and Exchange Commission reflecting beneficial ownership as of December 31, 1998.

( 2) This number includes 593,175 shares held in the "unallocated" account, as of December 31, 1998, of the Tennant Company Profit Sharing and Employee Stock Ownership Plan and Trust, as to which U.S. Bank National Association acts as trustee. The number of "allocated" shares held in such trust (1,068,308 shares as of December 31, 1998) is not included in this number. The Securities and Exchange Commission has taken the position, with respect to similar plans, that the plan trustee is the beneficial owner of shares held in an unallocated reserve pending allocation to participants' accounts. The plan trustee disclaims that it or the Trust is the beneficial owner of shares held in the unallocated account.

( 3) All shares are being held in trust for the Pennock family. George T. Pennock, who passed away in February 1998, was a former Chief Executive Officer of Tennant Company.

( 4) Of these shares, Mr. Hale has an interest in 144,074 shares in a trust established under the will of his mother, of which he is a beneficiary. Includes 20,036 shares owned by or held in trust for members of his family, in which he disclaims any beneficial ownership. Also includes 117,821 shares covered by currently exercisable options granted to Mr. Hale.

( 5) Includes shares allocated to the individual or group under the Tennant Company Profit Sharing and Employee Stock Ownership Plan.

( 6) Includes 17,729 shares held in trust for Mr. Snyder's wife, in which he disclaims any beneficial ownership. Also includes 26,462 shares covered by currently exercisable options granted to Mr. Snyder.

( 7) Includes 20,797 shares covered by currently exercisable options granted to Ms. Dolan.

( 8) Includes 13,988 shares covered by currently exercisable options granted to Mr. Hoelscher.

( 9) Includes 7,889 shares covered by currently exercisable options granted to Mr. Payden.

(10) Includes 1,000 shares covered by currently exercisable options granted to Mr. Czajkowski.

(11) Includes 1,000 shares covered by currently exercisable options granted to Mr. Cox.

(12) Includes 1,000 shares covered by currently exercisable options granted to Mr. Miller.

(13) Includes 1,000 shares covered by currently exercisable options granted to Mr. Johnson.

(14) Includes 1,000 shares covered by currently exercisable options granted to Mr. Collins.

(15) Includes 500 shares covered by currently exercisable options granted to Mr. Russell.

(16) Of these shares, 2,108 shares are held in the name of the wife of an executive officer, and 166,558 shares are held in trusts for various family members, in which such officer disclaims beneficial ownership. Includes 181,631 shares covered by currently exercisable options granted to eleven executive officers of the Company due to the retirement of Richard A. Snyder as of December 31, 1998.

                                     DIRECTORS

ELECTION OF DIRECTORS

     Pursuant to the Restated Articles of Incorporation of the Company, directors are elected for staggered terms of three years, with approximately one-third of the directors to be elected each year.

     At the meeting, three directors are to be elected. The Board of Directors has designated Janet M. Dolan, Roger L. Hale, and Delbert W. Johnson as nominees for election to serve three-year terms ending at the time of the Annual Meeting in 2002 and until their successors are elected and have qualified. Note that Mr. Hale will be retiring from the Board effective December 31, 1999. All of the nominees are currently directors of the Company, and Mr. Hale and Mr. Johnson have previously been elected by the shareholders. The nominees have indicated a willingness to serve, but in case any of the nominees is not a candidate at the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote in favor of the other nominees named and to vote for a substitute nominee in their discretion.

     The affirmative vote of a majority of the outstanding shares of Common Stock present and entitled to vote in person or by proxy on the election of directors is necessary to elect each nominee. For this purpose, a shareholder voting through a Proxy who abstains with respect to the election of directors is considered to be present and entitled to vote on the election of directors at the meeting, and is in effect a negative vote; but a shareholder (including a broker) who does not give authority to a Proxy to vote, or withholds authority to vote, on the election of directors shall not be considered present and entitled to vote on the election of directors.

     The following information is furnished with respect to each nominee for election as a director and for each director whose term of office will continue after the meeting:

NOMINEES FOR ELECTION FOR TERMS EXPIRING IN 2002 (CLASS I DIRECTORS):

   [PHOTO]  JANET M. DOLAN, 49                              Director Since 1998

            Ms. Dolan was named President and Chief Operating Officer of the Company in April 1998. Ms. Dolan will become Chief Executive Officer of the Company effective April 5, 1999. She previously served as Executive Vice President from September 1996 to April 1998 and as Senior Vice President and General Counsel from December 1994 to September 1996. Ms. Dolan has served in a number of senior executive positions with the Company from 1986 to 1996. Ms. Dolan also serves as a director of Donaldson Company, Inc. and as a Trustee of the William Mitchell College of Law.

   [PHOTO]  ROGER L. HALE (1), 64                           Director Since 1969

            Mr. Hale has been Chief Executive Officer of the Company since May 1976 and was elected Chairman in April 1998. Mr. Hale will be retiring as Chief Executive Officer of the Company effective
            April 5, 1999, and will remain as Chairman. He previously served as President from January 1975 to April 1998; Chief Operating Officer from January 1975 to May 1976; and as Vice President from
            April 1969 to December 1974.   Mr. Hale is a director of U.S.
            Bancorp, and was formerly a director of Dayton Hudson Corporation, The St. Paul Companies, Inc., Donaldson Company, Inc., and The Valspar Corporation. His community activities include serving as Chairman of the Minneapolis Neighborhood Employment Network, as Chair of Public Radio International, and as a Board member of Walker Art Center. Mr. Hale serves as Chair of the Executive Committee.

(1) Roger L. Hale, a director and executive officer of the Company, is a first cousin of Richard M. Adams, a Vice President of the Company.

   [PHOTO]  DELBERT W. JOHNSON, 60                          Director Since 1993

            Mr. Johnson is Chairman and Co-Chief Executive Officer of Pioneer Metal Finishing, one of the largest metal finishing companies in the United States. He joined Pioneer Metal Finishing in 1965 and was elected to his present position in 1978. From 1987 through 1993, Mr. Johnson served on the Board of Directors of the Federal Reserve Bank of Minneapolis and, in 1989, was named Chairman. He serves as a director of Ault Inc., U.S. Bancorp, Safeguard Scientifics Inc., and CompuCom Systems, Inc. He also serves on the Advisory Boards of Hospitality House and Turning Point, Inc. Mr. Johnson serves as a member of the Audit Committee and the Board Affairs Committee.

DIRECTORS WHOSE TERMS EXPIRE IN 2000 (CLASS II DIRECTORS):

   [PHOTO]  DAVID C. COX, 61                                Director Since 1991

            Mr. Cox retired in March 1998 as President and Chief Executive Officer of Cowles Media Company, in which capacity he had served since 1985. Mr. Cox joined Cowles Media in 1982 and served as Executive Vice President, Chief Operating Officer, Treasurer and Corporate Secretary prior to being named as President in 1984. Mr. Cox also serves as a director of National Computer Systems, Inc. and ReliaStar Financial Corp. His community activities include serving as a director of United Way of Minneapolis and of the Newspaper Association of America. Mr. Cox serves as Chair of the Board Affairs Committee and as a member of the Executive Committee and the Executive Compensation Committee.

   [PHOTO]  WILLIAM I. MILLER, 42                           Director Since 1994

            Mr. Miller became Chairman in 1990 and has been a director since 1985 of Irwin Financial Corporation, a publicly traded diversified financial services company. He was President of Irwin Management Company, a family investment management company, from 1984 to 1990. Mr. Miller continues to serve as Chairman of the Board of Irwin Management Company and as Chairman of the Board of Tipton Lakes Company, a real estate development firm. Mr. Miller also serves as a director of Cummins Engine Company, Inc. and New Perspective Fund, Inc. and as a Trustee of the EuroPacific Growth Fund (both are mutual funds). Mr. Miller also is a Trustee of The Taft School, a director of Public Radio International, and a member of the Yale University Investment Committee. Mr. Miller serves as a member of the Executive Committee and the Executive Compensation Committee.

   [PHOTO]  EDWIN L. RUSSELL, 54                            Director Since 1997

            Mr. Russell was named Chairman, President and Chief Executive Officer in 1996 after joining Minnesota Power, Inc. as President in 1995. Mr. Russell was previously Group Vice President of J. M. Huber Corporation, a broadly diversified manufacturing and natural resources company. Mr. Russell also serves as a director for Minnesota Power, Capital Re Corporation, Minnesota Public Radio, Edison Electric Institute, Duluth's Great Lakes Aquarium at Lake Superior Center, and The United Way. Mr. Russell serves as a member of the Audit Committee and the Executive Compensation Committee.

DIRECTORS WHOSE TERMS EXPIRE IN 2001 (CLASS III DIRECTORS):

   [PHOTO]  ARTHUR D. COLLINS, JR., 51                      Director since 1995

            Mr. Collins is President and Chief Operating Officer of Medtronic, Inc., a leading medical device company. Mr. Collins joined Medtronic in 1992. He was elected to his present position in 1996 and previously served as Chief Operating Officer, Corporate Executive Vice President, and President of Medtronic International. Prior to joining Medtronic, Mr. Collins served in a number of senior executive positions with Abbott Laboratories from 1978 through 1992, most recently as Corporate Vice President responsible for worldwide diagnostic business units. He serves as a director of Medtronic, Inc. and U.S. Bancorp. He is also a member of the Board of Overseers of the Wharton School at the University of Pennsylvania and on numerous civic organizations, including the Walker Art Center. Mr. Collins serves as Chair of the Executive Compensation Committee and as a member of the Board Affairs Committee.

   [PHOTO]  ANDREW P. CZAJKOWSKI, 63                        Director Since 1992

            Mr. Czajkowski is Chief Executive Officer of Blue Cross and Blue Shield of Minnesota and Aware Integrated Inc., a non-profit holding company. Mr. Czajkowski was a founder, President and Chair of the Minnesota Comprehensive Health Association, the state-administered risk pool for those individuals unable to afford private health coverage. He served as Chairman of the Board for Blue Cross and Blue Shield Association from 1991 through 1994. Mr. Czajkowski serves as Chair of the Audit Committee and as a member of the Board Affairs Committee and the Executive Committee.

   [PHOTO]  PAMELA K. KNOUS, 45                             Director Since 1998

            Ms. Knous has served as Executive Vice President and Chief Financial Officer of SUPERVALU INC. since September 1997. Before joining SUPERVALU, Ms. Knous served in a number of senior executive positions with The Vons Companies, Inc. from 1991 to 1997, most recently as Executive Vice President, Chief Financial Officer and Treasurer. Ms. Knous was employed by the accounting firm of KPMG Peat Marwick LLP for 14 years prior to assuming her position at Vons. Ms. Knous also serves as a director of the Minnesota Orchestral Association. Ms. Knous serves as a member of the Audit Committee.

     During 1998, the Board of Directors met on eight occasions. The Board of Directors has an Audit Committee composed of Mr. Czajkowski, Mr. Johnson,
Ms. Knous, and Mr. Russell which met on three occasions during 1998. The primary function of the Audit Committee is to assist the Board in fulfilling its fiduciary responsibilities relating to the Company's internal control procedures and accounting, financial and reporting practices. The Board has an Executive Compensation Committee composed of Messrs. Collins, Cox, Miller, and Russell which met on five occasions during 1998. The primary function of the Executive Compensation Committee is to review and develop executive compensation plans of the Company and determine the compensation of officers. The Board has designated an Executive Committee composed of Messrs. Hale, Cox, Czajkowski, and Miller, which met once during 1998. The primary function of the Executive Committee is to exercise the authority of the Board of Directors and the management of the business of the Company in the intervals between meetings of the Board of Directors. The Board has designated a Board Affairs Committee composed of Messrs. Cox, Collins, Czajkowski, and Johnson, which met twice in 1998. The primary function of the Board Affairs Committee is to set Board compensation and recommend nominees for election to the Board. Shareholders who wish to suggest qualified candidates to the Committee should write to Bruce J. Borgerding, Secretary of the Company, at 701 North Lilac Drive, P.O. Box 1452, Minneapolis, Minnesota 55440, stating in detail the candidate's qualifications for consideration by the Committee. If a shareholder wishes to nominate a director other than a person nominated by or on behalf of the Board of Directors, he or she must comply with certain procedures set out in the Company's Restated Articles of Incorporation. Under the Company's Restated Articles of Incorporation, no person (other than a person nominated by or on behalf of the Board of Directors) shall be eligible for election as a director at any annual or special meeting of shareholders unless a written request that his or her name be placed in nomination is received from a shareholder of record by the Secretary of the Company not less than 75 days prior to the date fixed for the meeting, together with the written consent of such person to serve as a director. All incumbent directors attended more than 75% of the aggregate number of meetings of the Board and committees on which they served during 1998.

     Under the Company's Restated Articles of Incorporation, no person (other than a person nominated by or on behalf of the Board of Directors) shall be eligible for election as a director at any annual or special meeting of shareholders unless a written request that his or her name be placed in nomination is received from a shareholder of record by the Secretary of the Company not less than 75 days prior to the date fixed for the meeting, together with the written consent of such person to serve as a director.

COMPENSATION OF DIRECTORS

     Each nonemployee director of the Company received $750 for each attended meeting or committee meeting of the Board of Directors during 1998. In addition, nonemployee directors were entitled to an annual retainer in the designated amount of $14,000. Pursuant to the Tennant Company Restricted Stock Plan for Nonemployee Directors (the "Director Plan"), the annual retainer is paid in the form of Restricted Stock. Restricted Stock for this purpose is generally issued once every three Board Years (as defined in the Director Plan), in an amount equal to 1.5 times the designated annual retainer for the Board Year then commencing and the next two succeeding Board Years, based on the then Fair Market Value (as defined in the Director Plan) of such Restricted Stock.
On May 3, 1996, each nonmanagement director was issued 2,564 shares of Restricted Stock, based on a Fair Market Value of $24.57 per share, in payment of the annual retainer for the three Board years commencing May 3, 1996. At that time, the designated amount of the annual retainer for nonemployee directors was $14,000; and the 2,564 shares of Restricted Stock had an aggregate value of approximately $63,000, which was 1.5 times the aggregate annual retainers for such three Board Years.

     The Director Plan provides that the restrictions on the Restricted Stock will lapse only upon the first to occur of (a) the death of the director,
(b) the disability of the director preventing continued service on the Board,
(c) retirement of the director from the Board in accordance with any policy on retirement of Board members then in effect, (d) the termination of service as a director by reason of resignation at the request of the Board, the director's failure to have been nominated for reelection to the Board or to have been re-elected by the shareholders, or the director's removal by the shareholders, or (e) a change in control of the Company (as defined in the Director Plan). In no event will the restrictions lapse prior to six months after the date of issuance. Upon the occurrence of an event causing the restrictions to lapse, Restricted Stock issued to the director in payment of the retainer for Board Years commencing following the occurrence of the event is forfeited and returned to the Company.

     Effective January 1, 1999, the nonemployee director compensation package was revised; and nonemployee directors are now compensated solely with Restricted Stock and stock options. To effect the changed nonemployee directors compensation package, the Board has adopted, subject to shareholder approval, certain amendments to and restatement of the Director Plan, described under "Approval of Amendments to and Restatement of Restricted Stock Plan for Nonemployee Directors."

     Pursuant to the Tennant Company Non-Employee Director Stock Option Plan, each nonemployee director received an option grant for 1,000 shares at Fair Market Value of $27.50 per share on January 1, 1997; an option grant for 2,000 shares at Fair Market Value of $28.00 per share on May 2, 1997; and an option grant for 2,000 shares at Fair Market Value of $43.00 per share on May 8, 1998. Each nonemployee director will receive an option grant for 2,000 shares at Fair Market Value on May 7, 1999.

                               EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     OVERVIEW AND PHILOSOPHY. The Executive Compensation Committee of the Board of Directors is composed entirely of outside directors and is responsible for reviewing and developing executive compensation plans of the Company. In addition, the Executive Compensation Committee, pursuant to authority delegated by the Board, determines on an annual basis the compensation to be paid to the Chief Executive Officer and each of the other executive officers of the Company.

     The objectives of the Company's executive compensation program are to:

          - Motivate executives to achieve corporate goals by placing a significant portion of pay at risk.

          - Provide a strong link between the Company's short- and long-term goals and executive compensation.

          - Provide competitive total compensation in order to attract and retain high-caliber key executives critical to the long-term success of the Company.

          - Align the executives' interests with those of the shareholders by providing a significant portion of compensation in Company Common Stock.

     The executive compensation program is intended to provide an overall level of compensation opportunity that is competitive with other U.S. durable goods manufacturing companies. To determine competitiveness, the Committee annually uses sales volume adjusted data from a top-management compensation survey. This data is verified every three to four years through the use of an outside consultant which compares all aspects of the Company's executive compensation with that of other similar companies. Actual compensation levels may be greater or less than average competitive levels depending on annual and long-term Company performance, individual performance against goals set at the beginning of the year, and scope of responsibilities as compared to a similar position within the surveys. The Executive Compensation Committee uses its discretion to set executive compensation at levels warranted in its judgment by external, internal or individual circumstances.

     The Company currently has a general policy with respect to the limit under Internal Revenue Code Section 162(m) on the deductibility of the qualifying compensation paid to its executives. Certain of the Company's compensation plans should qualify for exemption from the deduction limitations under this Section.

     EXECUTIVE COMPENSATION PROGRAM. The Company's executive compensation program is comprised of base salary, annual cash incentive compensation and long-term incentive compensation in the form of cash-based awards, stock awards, Restricted Stock grants, and stock options. The long-term plans have a significant portion of their payout in Company Common Stock. In addition, executives receive various benefits, including medical and retirement plans, generally available to employees of the Company.

     BASE SALARY. Base salary levels for the Company's executives are competitively set relative to the average of other U.S. durable goods manufacturing companies of similar size. In determining salaries, the Executive Compensation Committee also takes into account individual experience, performance, and scope of responsibility, although no particular weight is given to any one factor.

     ANNUAL CASH INCENTIVE COMPENSATION. The purpose of the annual cash incentive program is to provide a direct financial incentive in the form of annual cash incentives to executives to achieve their business units' and/or the Company's annual goals. Target incentive awards are set at a level consistent with the averages of other U.S. durable goods manufacturers, after adjusting for sales volume. In fiscal 1998, the following performance measures and weightings were generally used: Company economic profit(1) - 80%; company or business unit sales growth - 10%; and business unit profitability - 10%. Economic profit is based on the Company's net operating profit after taxes less a charge for assets used in the business. Executives can earn incentive compensation based on both the level of economic profit in the current year and the change in economic profit from the prior year.

(1) Economic profit is a new metric that the Company put into place January 1, 1998, as a means to create a closer alignment with shareholder value creation.

     STOCK INCENTIVE PLANS. The stock incentive plans are the Company's long-term incentive plans for executive officers and key managers. The objectives of the program are to align executive and shareholder long-term interests by creating a strong and direct link between executive pay and shareholder return, and to enable executives to develop and maintain a significant, long-term ownership position in the Company's Common Stock. In order to better define for executives the minimum amount of stock that should be held, the Executive Compensation Committee established in 1993 executive stock holding guidelines. These guidelines, which were revised late in 1997, identify the amount of stock (restricted and unrestricted) each executive should hold as a multiple of his or her base pay. The current guidelines are: CEO - 6 x base salary; Vice Presidents - 3 x base salary; Operating Management - 1 x base salary. Each year the Committee reviews the progress of each executive towards those goals. As of December 31, 1998, the Company's Chief Executive Officer was significantly above his stockholding goals with the other two groups, on average, approximately at goal level.

     The Executive Compensation Committee annually grants a variety of stock-based awards under the Company's stock incentive plans. The amount of the awards increases as a function of higher salary and position in the Company.
The award amounts, as a percent of base salary, are reviewed and adjusted, as necessary, every three to four years to ensure their competitiveness. The last review, conducted in 1997, showed that the Company's executive pay was below market average for similar sized companies. In reaction to this, and in keeping with the Committee's goal of more closely aligning executive pay with shareholder returns, the Committee changed the mix of the executive compensation package. Commencing with fiscal 1998, the Committee reduced cash compensation, i.e., base and bonus, and increased the size of stock option grants.

     During 1998, the following types of awards were granted:

     -    Management Incentive Plan
               Awards earned under this plan are placed in a bank and are paid out 1/3 per year.

     -    Restricted Stock
               These grants vest 100% at the end of the restriction period.

     -    Stock Options
               These options permit executives to purchase Company stock during a ten-year period at the price in effect at the beginning of that period.

     CHIEF EXECUTIVE OFFICER COMPENSATION. Mr. Hale's fiscal 1998 base salary and incentive award were determined by the Committee in accordance with the methodology described above.

     Base Salary -  Mr. Hale's total base salary for fiscal 1998 was $463,697, with $115,925 of this being deferred, yielding $347,772 in actual salary paid (see note 1 on page 11). This total amount approximates the market average for durable goods manufacturing companies of similar size.

     Annual Incentive -  Mr. Hale's cash incentive award for fiscal 1998 was
                         $274,384.

     Long-Term Performance Grants -     Mr. Hale received in 1998 a Management
                                        Incentive Plan equal to 50% of his total base salary, a Restricted Stock grant equal to 10% of his total base salary, and a stock option grant equal to
                                        2.3 times his total base salary.


         Arthur D. Collins, Chairman         William I. Miller
                 David C. Cox                 Edwin L. Russell

                 Members of the Executive Compensation Committee

SUMMARY COMPENSATION TABLE

     The following table sets forth the cash and noncash compensation for each of the last three fiscal years awarded to or earned by the Chief Executive Officer of the Company and the four other most highly compensated executive officers of the Company (the "named executive officers").


                                                                             LONG-TERM COMPENSATION
                                                                          ---------------------------
                                          ANNUAL COMPENSATION                 AWARDS          PAYOUTS
---------------------------------------------------------------------------------------------------------------------
                                                                      RESTRICTED                           ALL OTHER
              NAME AND                                                   STOCK                   LTIP       COMPEN-
         PRINCIPAL POSITION           YEAR  SALARY(1)       BONUS     AWARD(S)(2)  OPTIONS    PAYOUTS(3)   SATION(4)
                                               ($)           ($)          ($)        (#)         ($)          ($)
---------------------------------------------------------------------------------------------------------------------
 Roger L. Hale                        1998   463,697       274,384       46,538    48,793      771,249      29,806
 Chairman and                         1997   327,132       202,805       42,319    59,407      521,324      23,538
 Chief Executive Officer              1996   327,132       187,025       31,853    26,100      308,603      18,222

 Janet M. Dolan                       1998   288,003       166,358       28,288    21,696      218,388      18,463
 President and                        1997   256,584       130,437       26,349    19,046      120,315      16,530
 Chief Operating Officer              1996   223,248        71,731       20,111    11,460       66,013      10,397

 Richard A. Snyder                    1998   234,800       166,831(5)    23,543    15,310      811,183(6)   43,181
 Vice President,                      1997   173,880        57,235       16,926     3,780       86,234      24,624
 Treasurer and                        1996   173,880        65,533       16,965     5,800       51,504      26,282
 Chief Financial Officer

 Douglas R. Hoelscher                 1998   233,006       111,344       23,397    10,977      273,761      40,547
 Senior Vice President                1997   182,436        83,129       21,989    12,269      189,270      30,480
                                      1996   182,436        62,842       17,763     6,520       85,191      24,129

 Keith D. Payden                      1998   191,326        79,274       19,199     6,437      133,094      34,112
 Vice President                       1997   176,853        76,748       18,003     6,873      128,280      30,965
                                      1996   176,856        56,180       17,228     3,080       58,120      24,763

(1) A deferral plan is provided for Tennant executives which allows them to defer a portion of their salary. In 1996 and 1997, the deferral was in the form of a performance share grant and, therefore, the amounts shown in the above table for such years do not include these deferral amounts. For 1998, a new plan was put into place which provides for a cash deferral in lieu of such performance shares. As a result, the amounts shown in the above table for 1998 include the deferral.

     Under the new plan, executives may elect to defer up to 25% of their current year salary. Payout is made in cash within ten years of termination of employment. Interest is paid on these deferred amounts at a rate set annually by the Executive Compensation Committee. For 1999, the interest rate has been set at 6% of the amounts deferred. Of the total 1998 salaries shown in the table, the following deferrals have been made:
     Mr. Hale, $115,925; Ms. Dolan, $28,200; Mr. Snyder, $58,700; Mr. Hoelscher,
     $58,250; and Mr. Payden, $23,009.

(2) The value of the Restricted Stock awards was determined by multiplying the fair market value of the Company's Common Stock on the date of grant by the number of shares awarded. As of December 31, 1998, and using the fair market value of the Company's Common Stock as of that date, the number and value of aggregate Restricted Stock award holdings were as follows:
     1,275 shares ($51,159) by Mr. Hale; 775 shares ($31,097) by Ms. Dolan; 645 shares ($25,881) by Mr. Snyder; 641 shares ($25,720) by Mr. Hoelscher; and 526 shares ($21,106) by Mr. Payden. These shares of Restricted Stock have a two-year vesting period, from respective dates of issuance. Dividends are paid on Restricted Stock awards at the same time and rate as paid to all shareholders.

(3) Amounts represent the dollar value of Performance Shares paid out in each fiscal year. Performance Shares were paid in Common Stock on a share-for-share basis with respect to a minimum of 50% of the Performance Shares earned (valued, for this purpose, as of December 31 of the respective years of payment), and the balance was paid in cash. Participants may elect to defer such payouts, and if so elected, payout is made, in cash, within ten years of termination of employment. Interest is paid on these deferred amounts at a rate set annually by the Executive Compensation Committee. For 1999, the interest rate has been set at 6% of the amounts deferred. Payments thus deferred are reported in the table for the year in which they would have been paid but for such deferral election. Of the total LTIP payouts set forth in the table, the following amounts were deferred: Mr. Hale, $771,249; Mr. Snyder, $811,183; Mr. Hoelscher, $273,761; and Mr. Payden, $133,094.

(4) Amounts represent payments under the Company's Profit Sharing and Employee Stock Ownership Plan and the Company's Excess Benefit Plan as follows: (a) Profit Sharing Contributions (up to 5% of certified earnings, the first 2% of which are contributed to participants' accounts through the allocation of Company Common Stock from the unallocated ESOP reserve, with the remainder (if any) of such contributions paid to the participants in cash) were paid as follows for 1996, 1997, and 1998, respectively: $3,535.24, $8,941.34, and $8,913.49 to Mr. Hale; $3,307.07, $7,392.98, and $6,717.21
     to Ms. Dolan; $3,240.59, $5,901.33, and $5,878.55 to Mr. Snyder; $4,696.63,
     $6,077.14, and $5,865.62 to Mr. Hoelscher; and $3,242.59, $5,947.55, and
     $5,293.87 to Mr. Payden; (b) employer Matching Contributions relating to employee Individual Shelter Contributions (Internal Revenue Code Section 401(k) contributions) were paid as follows for 1996, 1997, and 1998, respectively, through the allocation of Company Common Stock from the unallocated ESOP reserve: $2,100.00, $2,240.00, and $2,240.00 to Mr. Hale; $2,100.00, $2,240.00, and $2,240.00 to Ms. Dolan; $2,100.00, $2,239.98, and
     $2,240.00 to Mr. Snyder; $900.00, $960.00, and $960.00 to Mr. Hoelscher;
     and $2,100.00, $2,240.00, and $2,240.00 to Mr. Payden; (c) Profit Related
     Retirement Contributions were paid as follows for 1996, 1997, and 1998, respectively: $10,650.00, $12,544.00, and $13,520 to Mr. Snyder;
     $10,650.00, $12,544.00, and $13,520 to Mr. Hoelscher; and $10,650.00,
     $12,544.00, and $13,520 to Mr. Payden; and (d) Excess Benefit Plan payments were made as follows for 1996, 1997, and 1998, respectively: $12,586.53, $12,356.96, and $18,652.66 to Mr. Hale; $4,990.29, $6,896.82, and $9,505.58
     to Ms. Dolan; $8,633.20, $9,786.47, and $21,542.79 to Mr. Snyder;
     $9,324.03, $10,899.31, and $20,201.41 to Mr. Hoelscher; and $8,770.83,
     $10,233.15, and $13,057.80 to Mr. Payden.

(5)  Amounts represent 1998 bonuses and Management Incentive Plan payouts.
     Mr. Snyder is the only named executive officer to receive a payout from the Management Incentive Plan in 1998 due to his December 31, 1998, retirement. The first payout for the rest of the named executive officers will occur after 1999 fiscal year-end. Mr. Snyder's bonus for 1998 was $111,221, and his 1998 Management Incentive Plan payout was $55,610.

(6) This represents a pro rata payout of Mr. Snyder's outstanding Performance Share grants due to his December 31, 1998, retirement.

STOCK OPTION AWARDS IN LAST FISCAL YEAR

     The following table summarizes Stock Option awards made during the last fiscal year under the Tennant Company 1995 Stock Incentive Plan (the "Plan") for the named executive officers.


                                                                                      POTENTIAL REALIZABLE
                                                                                              VALUE
                                                                                     AT ASSUMED ANNUAL RATES
                                              % OF TOTAL                                  OF STOCK PRICE
                                                OPTIONS                                    APPRECIATION
                                              GRANTED TO                               FOR THE OPTION TERM
 NAME                                          EMPLOYEES                             -----------------------
                                 OPTIONS        DURING     EXERCISE
                                 GRANTED        FISCAL       PRICE     EXPIRATION     5%(4)        10%(4)
                                   (#)           YEAR      ($/sh)(3)      DATE         ($)           ($)
------------------------------------------------------------------------------------------------------------
 Roger L. Hale                  29,100(1)        15.0       36.7500      2/26/08     672,556     1,704,388
                                 6,966(2)         3.6       36.7500      2/10/05     104,218       242,872
                                 4,727(2)         2.4       36.7500      2/21/06      82,942       198,661
                                 8,000(2)         4.1       36.7500      2/26/07     162,090       399,237
                                ------
                                48,793

 Janet M. Dolan                 11,600(1)         6.0        36.7500      2/26/08    268,098       679,412
                                 1,189(2)         0.6        36.7500      2/10/05     17,789        41,455
                                 1,218(2)         0.6        36.7500      2/21/06     21,372        51,189
                                   883(2)         0.5        36.7500      8/26/06     15,494        37,110
                                 3,406(2)         1.8        36.7500      2/26/07     69,010       169,975
                                 3,400(1)         1.8        42.7500       5/7/08     91,410       231,650
                                ------
                                21,696

 Richard A. Snyder               7,100(1)         3.7        36.7500      2/26/08    164,094       415,847
                                 1,056(2)         0.5        36.7500      2/10/05     15,799        36,818
                                   652(2)         0.3        36.7500      2/21/06     11,440        27,402
                                 1,402(2)         0.7        36.7500      2/26/07     28,406        69,966
                                 5,100(3)         2.6        36.2500     11/18/08    113,060       286,515
                                ------
                                15,310

 Douglas R. Hoelscher            7,000(1)         3.6        36.7500      2/26/08    161,783       409,990
                                 1,059(2)         0.5        36.7500      2/10/05     15,844        36,922
                                 1,162(2)         0.6        36.7500      2/21/06     20,389        48,835
                                 1,756(2)         0.9        36.7500      2/26/07     35,579        87,632
                                ------
                                10,977

 Keith D. Payden                 4,200(1)         2.2        36.7500      2/26/08     97,070       245,994
                                   629(2)         0.3        36.7500      2/10/05      9,410        21,930
                                   604(2)         0.3        36.7500      2/21/06     10,598        25,384
                                 1,004(2)         0.5        36.7500      2/26/07     20,342        50,104
                                ------
                                 6,437

(1) All such options granted under the Plan are nonqualified options, and are exercisable 25% per year, on a cumulative basis, beginning one year after the date of the grant. Such options become immediately exercisable, however, upon (a) death, disability, or retirement of the holder, or (b) a change of control (defined as certain changes in the Company's Board of Directors, certain concentrations of voting power, certain mergers, sales of corporate assets, statutory share exchanges or similar transactions, or liquidation or dissolution of the Company). The holder is permitted to pay the exercise price and withholding taxes due upon exercise with either cash, shares of Common Stock, a reduction in the number of shares delivered to the holder, or a combination of these alternatives.

(2) Reload option grants contain the same features mentioned in (1) except that they are immediately exercisable. Their exercise period is the remainder of the initial ten-year option period.

(3) This option was granted as payment for Mr. Snyder's services as a Contractor during the first quarter of 1999.

(4) The exercise price of such options is not less than the Fair Market Value (as defined in the Plan) of a share of Common Stock at the time of grant.

(5) The hypothetical potential appreciation shown in these columns reflects the required calculations at annual rates of 5% and 10% set by the Securities and Exchange Commission, and therefore are not intended to represent either historical appreciation or anticipated future appreciation of the Company's Common Stock price.

     AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES(1)


                                  SHARES                         NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                               ACQUIRED ON       VALUE          UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS AT
                                 EXERCISE      REALIZED(2)  OPTIONS AT FISCAL YEAR-END (#)    FISCAL YEAR-END ($)(3)
                                                            ------------------------------   --------------------------
 NAME                              (#)             ($)       EXERCISABLE    UNEXERCISABLE    EXERCISABLE  UNEXERCISABLE
-----------------------------------------------------------------------------------------------------------------------
 Roger L. Hale                    8,036          295,350       42,700           78,800         356,927       823,358

 Janet M. Dolan                   2,555           93,919       10,942           34,660          76,205       320,537

 Richard A. Snyder                1,243           45,688        6,556           15,580         107,763       256,096

 Douglas R. Hoelscher             1,610           59,188        8,046           18,020          64,794       184,241

 Keith D. Payden                    865           31,825        4,410           10,280          72,489       168,978

(1)  Last fiscal year ended December 31, 1998.

(2) Value realized equals the number of shares exercised multiplied by the difference between market price and option price, before any provision for taxes.

(3) Market value of underlying securities at fiscal year-end minus the exercise price.

MANAGEMENT AGREEMENTS

     The Company is a party to management agreements (the "Agreements") with certain of the executive officers of the Company. The purpose of each of the Agreements is to encourage the executive (a) to continue to carry out his or her duties in the event of the possibility of a change in control of the Company, and (b) to remain in the service of the Company in order to facilitate an orderly transition in the event of an actual change in control of the Company.

     Under the terms of each of the Agreements, if, between the occurrence of a change in control of the Company and the three-year anniversary date of such occurrence, an executive's employment is involuntarily terminated (for any reason other than death, disability, or for cause), the executive will be entitled to receive severance compensation. If an executive resigns after certain changes in the executive's duties, compensation, benefits or work location, the executive shall be deemed to have been involuntarily terminated. Severance compensation is payable also if the termination occurs before the change of control but after steps to change control have been taken. Severance compensation consists of three times the executive's average annual taxable compensation during the five taxable years preceding the change in control plus the continuation of certain insurance benefits, minus $1.00, subject to reduction for payments under employee benefit plans of the Company contingent upon a change in control of the Company and for the amount of any other severance compensation paid by the Company to the executive under any other agreement of the Company providing compensation in the event of involuntary termination. As of the date of this Proxy Statement, the total severance compensation for Mr. Hale would be $2,305,003; Ms. Dolan, $1,121,585;
Mr. Hoelscher, $1,069,571; and Mr. Payden, $791,680. The Company also will reimburse an executive for legal fees and expenses incurred in resolving disputes under the Agreement.

TENNANT COMPANY DEFINED BENEFIT RETIREMENT PLAN

     The Tennant Company Defined Benefit Retirement Plan provides fixed retirement benefits for certain employees of the Company. Based upon certain assumptions, including continuation of the Retirement Plan as of January 1, 1999, without amendment, the following table shows the annual retirement benefits (including the additional retirement benefits described in the second sentence under "Tennant Company Excess Benefit Plan" below) which would be payable as a straight life annuity commencing at age 65 to persons at various salary levels after specified years of service.


                                              YEARS OF SERVICE
           ANNUAL        -----------------------------------------------------------------
        COMPENSATION       10             15            20             25            30
        ------------     -------       --------      --------       --------      --------
         $  50,000       $ 5,104        $ 7,656      $ 10,208       $ 12,761      $ 15,313
           100,000        12,104         18,156        24,208         30,261        36,313
           150,000        19,104         28,656        38,208         47,761        57,313
           200,000        26,104         39,156        52,208         65,261        78,313
           250,000        33,104         49,656        66,208         82,761        99,313
           300,000        40,104         60,156        80,208        100,261       120,313
           350,000        47,104         70,656        94,208        117,761       141,313
           400,000        54,104         81,156       108,208        135,261       162,313
           450,000        61,104         91,656       122,208        152,761       183,313
           500,000        68,104        102,156       136,208        170,261       204,313
           550,000        75,104        112,656       150,208        187,761       225,313
           600,000        82,104        123,156       164,208        205,261       246,313
           650,000        89,104        133,656       178,208        222,761       267,313
           700,000        96,104        144,156       192,208        240,261       288,313
           750,000       103,104        154,656       206,208        257,761       309,313

     Under the Retirement Plan, benefits are payable based upon a percentage of a participant's final average pay excluding bonus, overtime, or other special forms of remuneration. Currently under ERISA, as amended, the maximum annual amount that can be paid during 1999 to any individual is $130,000. Amounts in excess of that maximum as well as amounts based on compensation that is excluded from the Plan formula by ERISA or the terms of the Plan are covered under the Tennant Company Excess Benefit Plan. The years of credited service under the Retirement Plan for the named executive officers are: Mr. Hale 17 years and Ms. Dolan 13 years. Were Mr. Hale or Ms. Dolan to retire currently, the final average pay used by the Plan to determine benefits payable pursuant to the above table as of December 31, 1998, would be $615,747 for Mr. Hale and $322,077 for Ms. Dolan.

     The figures above are not subject to deductions for Social Security or other offset amounts.

TENNANT COMPANY EXCESS BENEFIT PLAN

     An Excess Benefit Plan provides additional retirement benefits for highly compensated employees participating in the Tennant Company Profit Sharing and Employee Stock Ownership Plan or the Retirement Plan. Employees participating in the Excess Benefit Plan will receive a retirement benefit equal to the additional benefits which would have been provided under the Retirement Plan if
(a) the limitations imposed by Sections 401(a)(17) and 415 of the Internal Revenue Code were not applicable, and (b) management bonuses were included in certified earnings for the year in which they were earned, and (c) deferred salary increases were included in certified earnings for the plan year in which such amounts would have been paid in the absence of the deferral. Employees participating in the Excess Benefit Plan also receive cash payments of amounts which would have been contributed by the Company to the Tennant Company Profit Sharing and Employee Stock Ownership Plan as Profit Related Retirement Contributions or Matching Contributions if various limitations imposed by the Internal Revenue Code were not applicable.

                           COMPARATIVE STOCK PERFORMANCE

     The graph below compares the cumulative total shareholder return on the Common Stock of the Company for the last five fiscal years with the cumulative total return over the same period on the following indexes:

     -    Overall Stock Market Performance (Media General Composite Index)
     - Industry Index (Media General Industry Groups Index 62 - Industrial Goods, Manufacturing)

     This assumes an investment of $100 in the Company's Common Stock, the Media General Composite Index and the Media General Industry Index on December 31, 1993, with reinvestment of all dividends.

     Previous Proxies contained graph information identified as Media General Industry Group Index 28 - Heavy Machinery. The current graph includes Industry Media General Industry Groups Index 62 - Industrial Goods, Manufacturing. The old groups are no longer available. The only changes to the data with this new group are the classification codes of the companies, the name of the industry groups and the aggregate data for the entire industry.

                  COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

[GRAPH]

     ASSUMES $100 INVESTED ON DECEMBER 31, 1993, WITH DIVIDENDS REINVESTED.


------------------------------------------------------------------------------------------------------------
                                           12/31/93     12/31/94   12/31/95   12/31/96  12/31/97   12/31/98
------------------------------------------------------------------------------------------------------------
 Tennant Company                            100.00       105.75     107.51     127.36    172.27     193.66
------------------------------------------------------------------------------------------------------------
 Overall Stock Market                       100.00        99.17     128.58     155.28    201.64     246.49
 Performance Index (Media General)
------------------------------------------------------------------------------------------------------------
 Industry Index (Media General)             100.00        98.84     116.38     136.75    163.32     140.92
------------------------------------------------------------------------------------------------------------

              SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Directors and executive officers are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company's directors and executive officers, all
Section 16(a) filing requirements were met for the year ended December 31, 1998.



                       APPROVAL OF 1999 STOCK INCENTIVE PLAN


INTRODUCTION

     The Company's Board of Directors, following approval by the Executive Compensation Committee of the Board, authorized the adoption of the Tennant Company 1999 Stock Incentive Plan (the "1999 Plan") effective as of January 1, 1999, subject to the approval of the 1999 Plan by the shareholders no later than May 31, 1999. A copy of the 1999 Plan is attached as Appendix A to this Proxy Statement, and this discussion is qualified in its entirety by reference to the full text of the 1999 Plan.

     The Executive Compensation Committee and the Board of Directors believe that stock-based compensation programs are a key element in achieving the Company's continued financial and operational success. The Company's compensation programs have been designed to motivate key personnel to produce a superior shareholder return.

     The 1999 Plan does not replace the Company's 1992 and 1995 Stock Incentive Plans, under which approximately 288,278 shares of Company Common Stock remain available for awards. Notwithstanding approval of the 1999 Plan by the shareholders, additional awards may be made under the 1992 Stock Incentive Plan (which provides that no award may be made pursuant to it after December 31, 1999, and the 1995 Stock Incentive Plans and the Company's Restricted Stock Plan for Nonemployee Directors (the "Director Plan") and, assuming shareholder approval of amendments to and restatement of the Director Plan (see "Approval of Amendments to and Restatement of Restricted Stock Plan for Nonemployee Directors"), under the Director Plan as so amended and restated (the "Restated Director Plan"). Grants and awards heretofore or hereafter made under such plans will be governed by such plans.

     The 1999 Plan has been designed to meet the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), regarding deductibility of executive compensation. The basic features of the Plan are summarized below:

PURPOSE

     The purpose of the 1999 Plan is to motivate key personnel to produce a superior return to the shareholders of the Company by offering such individuals an opportunity to realize stock appreciation, by facilitating stock ownership, and by rewarding them for achieving a high level of corporate performance. The 1999 Plan is also intended to facilitate recruiting and retaining key personnel of outstanding ability.

ADMINISTRATION

     The 1999 Plan will be administered by a committee (the "Committee") of three or more directors who are "non-employee directors" within the meaning of Rule 16b-3 ("Exchange Act Rule 16b-3") under the Securities Exchange Act of 1934 (the "Exchange Act"). The Company currently expects that the Executive Compensation Committee of the Board of Directors will be the Committee that administers the 1999 Plan, all of whose members are both "non-employee directors" for purposes of Exchange Act Rule 16b-3 and "outside directors" for purposes of Section 162(m) of the Code. The Committee will have the exclusive power to make awards under the 1999 Plan, to determine when and to whom awards will be granted, and to fix the form, amount, and other terms and conditions of each award, subject to the provisions of the 1999 Plan. The Committee will have the authority to interpret the 1999 Plan and any award or agreement made under the 1999 Plan, to establish, amend, waive, and rescind any rules and regulations relating to the administration of the 1999 Plan, to determine the terms and provisions of any agreements entered into under the 1999 Plan (not inconsistent with the 1999 Plan), and to make all other determinations necessary or advisable for the administration of the 1999 Plan. The Committee may delegate all or part of its responsibilities under the 1999 Plan to persons who are not "non-employee directors" within the meaning of Exchange Act Rule 16b-3 for purposes of determining and administering awards solely to employees who are not then subject to the reporting requirements of Section 16 of the Exchange Act.

ELIGIBILITY AND NUMBER OF SHARES

     All employees of the Company and its affiliates will be eligible to receive awards under the 1999 Plan at the discretion of the Committee. Awards other than incentive stock options (see "Types of Awards" below) also may be awarded by the Committee to individuals who are not employees but who provide services to the Company or its affiliates in the capacity of an independent contractor. The Company and its affiliates currently have approximately 2,127 full-time employees.

     As of January 1, 1999, the effective date of the 1999 Plan, the total number of shares of Company Common Stock available for distribution under the 1999 Plan was 500,000 (subject to adjustment for future stock splits, stock dividends, and similar changes in the capitalization of the Company). No participant may receive any combination of options and stock appreciation rights relating to more than 50,000 shares in the aggregate in any year under the 1999 Plan. No participant may receive performance shares relating to more than 50,000 shares pursuant to awards in any year under the 1999 Plan. No more than 25% of all shares subject to the 1999 Plan may be granted in the aggregate pursuant to restricted stock and other stock-based awards (as defined in "Types of Awards" below).

     The 1999 Plan provides that all awards are to be evidenced by written agreements containing the terms and conditions of the awards. Such agreements are subject to amendment, including unilateral amendment by the Company (with the approval of the Committee), provided that no amendment that is deemed by the Committee to be materially adverse to the participant may be made unilaterally unless it is required by law. Any shares of Company Common Stock subject to an award under the 1999 Plan which are not used because the award expires without all shares subject thereto having been issued or because the terms and conditions of the award are not met may again be used for an award under the 1999 Plan. Any shares that are the subject of awards which are subsequently forfeited to the Company pursuant to the restrictions applicable to such award also may again be used for an award under the 1999 Plan. Moreover, if a participant exercises a stock appreciation right, any shares covered by the stock appreciation right in excess of the number of shares issued (or, in the case of a settlement in cash or any other form of property, in excess of the number of shares equal in value to the amount of such settlement, based on the fair market value, as defined in the 1999 Plan, of such shares on the date of such exercise) may again be used for an award under the 1999 Plan. If, in accordance with the 1999 Plan, a participant uses shares to pay a purchase or exercise price, including an option exercise price, or to satisfy tax withholdings, such shares may again be used for an award under the 1999 Plan.

TYPES OF AWARDS

     The types of awards that may be granted under the 1999 Plan include incentive and nonqualified stock options, stock appreciation rights, restricted stock, performance shares, and other stock-based awards (awards of, or based on, stock other than options, stock appreciation rights, restricted stock or performance shares). Subject to certain restrictions applicable to incentive stock options, awards will be exercisable by the recipients at such times as are determined by the Committee, but in no event may the term of an award be longer than ten years after the date of grant.

     In addition to the general characteristics of all of the awards described in this Proxy Statement, the basic characteristics of awards that may be granted under the 1999 Plan are as follows:

     INCENTIVE AND NONQUALIFIED STOCK OPTIONS. Both incentive and nonqualified stock options may be granted to recipients at such exercise prices as the Committee may determine but not less than 100% of their fair market value (as defined in the 1999 Plan) as of the date the option is granted. Stock options may be granted and exercised at such times as the Committee may determine, except that, unless applicable federal tax laws are modified, (a) no incentive stock options may be granted more than ten years after the effective date of the 1999 Plan; (b) an incentive stock option shall not be exercisable more than ten years after the date of grant; and (c) the aggregate fair market value of the shares of Company Common Stock with respect to which incentive stock options may first become exercisable in any calendar year for any employee may not exceed $100,000 under the 1999 Plan or any other plan of the Company. Additional restrictions apply to an incentive stock option granted to an individual who beneficially owns more than 10% of the combined voting power of all classes of stock of the Company.

     The purchase price payable upon exercise of options may be paid in cash, or, if the Committee permits, by reducing the number of shares delivered to the participant or by delivering stock already owned by the participant (where the fair market value of the shares withheld or delivered on the date of exercise is equal to the option price of the stock being purchased), or in a combination of cash and such stock, unless otherwise provided in the related agreement. The participants may simultaneously exercise options and sell the stock purchased upon such exercise pursuant to brokerage or similar relationships and use the sale proceeds to pay the purchase price. The agreement relating to any option may provide for the issuance of "reload" options pursuant to which, subject to the terms and conditions established by the Committee and any applicable requirements of Exchange Act Rule 16b-3 or any other applicable law, the participant will, either automatically or subject to subsequent Committee approval, be granted a new option when the payment of the exercise price of the original option, or the payment of tax withholdings, is made through the delivery to the Company of shares held by such participant. The reload option will be a fully vested option to purchase the number of shares provided as consideration for the exercise price and in payment of taxes in connection with the exercise of the original option, will have a per share exercise price equal to the fair market value of a share as of the date of exercise of the original option, and will otherwise have terms and conditions as contained in the original option.

     STOCK APPRECIATION RIGHTS AND PERFORMANCE SHARES. The value of a stock appreciation right granted to a recipient is determined by the appreciation in Company Common Stock, subject to any limitations upon the amount or percentage of total appreciation that the Committee may determine at the time the right is granted. The recipient receives all or a portion of the amount by which the fair market value of a specified number of shares, as of the date the stock appreciation right is exercised, exceeds a price specified by the Committee at the time the right is granted. The price specified by the Committee must be at least 100% of the fair market value of the specified number of shares of Company Common Stock to which the right relates determined as of the date the stock appreciation right is granted. A stock appreciation right may be granted in connection with a previously or contemporaneously granted option, or independent of any option.

     Performance shares entitle the recipient to payment in amounts determined by the Committee based upon the achievement of specified performance targets during a specified term. With respect to recipients who are "covered employees" under Section 162(m) of the Code, such performance targets will consist of one or any combination of two or more of earnings or earnings per share before income tax (profit before taxes), net earnings or net earnings per share (profits after taxes), inventory, total, or net operating asset turnover, operating income, total shareholder return, return on equity, pre-tax and pre-interest expense return on average invested capital, which may be expressed on a current value basis, or sales growth, and any such targets may relate to one or any combination of two or more of corporate, group, unit, division, affiliate, or individual performance. The value in dollars is determined when the award is earned based on the fair market value of a share on the last day of the performance period.

     Payments with respect to stock appreciation rights and performance shares may be paid in cash, shares of Company Common Stock or a combination of cash and shares as determined by the Committee. The Committee may require or permit participants to defer the issuance of shares or the settlement of awards in cash under such rules and procedures as it may establish under the 1999 Plan.

     RESTRICTED STOCK AND OTHER STOCK-BASED AWARDS. Company Common Stock granted to recipients may contain such restrictions as the Committee may determine, including provisions requiring forfeiture and imposing restrictions upon stock transfer. Awards of restricted stock may, in the discretion of the Committee, provide the participant with dividends and voting rights prior to vesting. No award of restricted stock may vest earlier than one year from the date of grant, except in the circumstances provided in the applicable agreement. The Committee may also from time to time grant awards of unrestricted stock or other stock-based awards such as awards denominated in stock units, securities convertible into stock, and phantom securities.

TRANSFERABILITY

     During the lifetime of a participant to whom an award is granted, only such participant (or such participant's legal representative or, if so provided in the applicable agreement in the case of a nonqualified stock option, a permitted transferee as hereafter described) may exercise an option or stock appreciation right or receive payment with respect to performance shares or any other award. No award of restricted stock (prior to the expiration of the restrictions), options, stock appreciation rights, performance shares, or other award (other than an award of stock without restrictions) may be sold, assigned, transferred, exchanged, or otherwise encumbered, and any attempt to do so will not be effective, except that an agreement may provide that: (a) an award may be transferable to a successor in the event of a participant's death and (b) a nonqualified stock option may be transferable to any member of a participant's "immediate family" (as such term is defined in Rule 16a-1(e) under the Exchange
Act) or to a trust whose beneficiaries are members of such participant's "immediate family" or partnerships in which such family members are the only partners, provided that the participant receives no consideration for the transfer and such transferred nonqualified stock option will remain subject to the same terms and conditions as were applicable to such option immediately prior to its transfer.

ACCELERATION OF AWARDS, LAPSE OF RESTRICTIONS

     The Committee may accelerate vesting requirements, performance periods, and the expiration of the applicable term or restrictions, and adjust performance targets and payments, upon such terms and conditions as are set forth in the participant's agreement, or otherwise in the Committee's discretion, which may include, without limitation, acceleration resulting from a "change in control" or a "fundamental change" (as those terms are defined in the 1999 Plan), or the participant's death, disability, or retirement.

DURATION, ADJUSTMENTS, MODIFICATIONS, TERMINATIONS

     The 1999 Plan will remain in effect until all stock subject to it is distributed or all awards have expired or lapsed, whichever occurs later, or the 1999 Plan is terminated as described below.

     In the event of a "fundamental change," recapitalizations, stock dividends, stock splits, or other relevant changes, the Committee has the discretion to adjust the number and type of shares available for awards or the number and type of shares and amount of cash subject to outstanding awards, the option exercise price of outstanding options, and outstanding awards of performance shares and payments with regard thereto. Adjustments in performance targets and payments on performance shares are also permitted upon the occurrence of such events as may be specified in the related agreements, which may include a "change in control."

     The 1999 Plan also gives the Board the right to amend, modify, terminate or suspend the Plan, except that amendments to the Plan are subject to shareholder approval if needed to comply with Exchange Act Rule 16b-3, the incentive stock option provisions of the Code, their successor provisions, or any other applicable law or regulation.

     Under the 1999 Plan, the Committee may cancel outstanding options and stock appreciation rights generally in exchange for cash payments to the recipients in the event of a "fundamental change" (defined as certain dissolutions, liquidations, mergers, consolidations, statutory share exchanges, or other similar events involving the Company).

FEDERAL TAX CONSIDERATIONS

     The Company has been advised by its counsel that awards made under the 1999 Plan generally will result in the following tax events for United States citizens under current United States federal income tax laws.

     INCENTIVE STOCK OPTIONS. A recipient will realize no taxable income, and the Company will not be entitled to any related deduction, at the time an incentive stock option is granted under the 1999 Plan. If certain statutory employment and holding period conditions are satisfied before the recipient disposes of shares acquired pursuant to the exercise of such an option, then no taxable income will result upon the exercise of such option, and the Company will not be entitled to any deduction in connection with such exercise. Upon disposition of the shares after expiration of the statutory holding periods, any gain or loss realized by a recipient will be a capital gain or loss, long-term or short-term, based upon how long the shares are held. The Company will not be entitled to a deduction with respect to a disposition of the shares by a recipient after the expiration of the statutory holding periods.

     Except in the event of death, if shares acquired by a recipient upon the exercise of an incentive stock option are disposed of by such recipient before the expiration of the statutory holding periods (a "disqualifying disposition"), such recipient will be considered to have realized as compensation, taxable as ordinary income in the year of disposition, an amount, not exceeding the gain realized on such disposition, equal to the difference between the exercise price and the fair market value of the shares on the date of exercise of the option. The Company will be entitled to a deduction at the same time and in the same amount as the recipient is deemed to have realized ordinary income. Any gain realized on the disposition in excess of the amount treated as compensation or any loss realized on the disposition will constitute capital gain or loss, respectively. If the recipient pays the option price with shares that were originally acquired pursuant to the exercise of an incentive stock option and the statutory holding periods for such shares have not been met, the recipient will be treated as having made a disqualifying disposition of such shares, and the tax consequence of such disqualifying disposition will be as described above.

     The foregoing discussion applies only for regular tax purposes. For alternative minimum tax purposes, an incentive stock option will be treated as if it were a nonqualified stock option, the tax consequences of which are discussed below.

     NONQUALIFIED STOCK OPTIONS. A recipient will realize no taxable income, and the Company will not be entitled to any related deduction, at the time a nonqualified stock option is granted under the 1999 Plan. At the time of exercise of a nonqualified stock option, the recipient will realize ordinary income, and the Company will be entitled to a deduction, equal to the excess of the fair market value of the stock on the date of exercise over the option price. Upon disposition of the shares, any additional gain or loss realized by the recipient will be taxed as a capital gain or loss, long-term or short-term, based upon how long the shares are held.

     STOCK APPRECIATION RIGHTS AND PERFORMANCE SHARES. Generally: (a) the recipient will not realize income upon the grant of a stock appreciation right or performance share award; (b) the recipient will realize ordinary income, and the Company will be entitled to a corresponding deduction, in the year cash, shares of Common Stock, or a combination of cash and shares are delivered to the recipient upon exercise of a stock appreciation right or in payment of the performance share award; and (c) the amount of such ordinary income and deduction will be the amount of cash received plus the fair market value of the shares of Common Stock received on the date of issuance. The federal income tax consequences of a disposition of unrestricted shares received by the recipient upon exercise of a stock appreciation right or in payment of a performance share award are the same as described below with respect to a disposition of unrestricted shares.

     RESTRICTED AND UNRESTRICTED STOCK. Unless the recipient files an election to be taxed under Section 83(b) of the Code: (a) the recipient will not realize income upon the grant of restricted stock; (b) the recipient will realize ordinary income, and the Company will be entitled to a corresponding deduction, when the restrictions have been removed or expire; and (c) the amount of such ordinary income and deduction will be the fair market value of the restricted stock on the date the restrictions are removed or expire. If the recipient files an election to be taxed under Section 83(b) of the Code, the tax consequences to the recipient and the Company will be determined as of the date of the grant of the restricted stock rather than as of the date of the removal or expiration of the restrictions.

     With respect to awards of unrestricted stock: (a) the recipient will realize ordinary income, and the Company will be entitled to a corresponding deduction upon the grant of the unrestricted stock and (b) the amount of such ordinary income and deduction will be the fair market value of such unrestricted stock on the date of grant.

     When the recipient disposes of restricted or unrestricted stock, the difference between the amount received upon such disposition and the fair market value of such shares on the date the recipient realizes ordinary income will be treated as a capital gain or loss, long-term or short-term, based upon how long the shares are held.

WITHHOLDING

     The 1999 Plan permits the Company to withhold from awards an amount sufficient to cover any required withholding taxes. In lieu of cash, the Committee may permit a participant to cover withholding obligations through a reduction in the number of shares to be delivered to such participant or by delivery of shares already owned by the participant.

NEW PLAN BENEFITS

     No awards have yet been made pursuant to the 1999 Plan. The closing sale price of a share of the Company's Common Stock on the NASDAQ National Market System on March 8, 1999, was $36.75 per share.

VOTING REQUIREMENTS; RECOMMENDATION

     The affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company entitled to vote on this item and present in person or by proxy at the Annual Meeting is required for approval of the 1999 Plan. Proxies solicited by the Board of Directors will be voted for approval of the 1999 Plan unless shareholders specify otherwise in their proxies.

     For this purpose, a shareholder voting through a Proxy who abstains with respect to approval of the 1999 Plan is considered to be present and entitled to vote on the approval of the 1999 Plan at the Annual Meeting, and is in effect a negative vote, but a shareholder (including a broker) who does not give authority to a Proxy to vote or withholds authority to vote, on the approval of the 1999 Plan, shall not be considered present and entitled to vote on the proposal.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE 1999 STOCK INCENTIVE PLAN.



                    APPROVAL OF AMENDMENTS TO AND RESTATEMENT OF
                  RESTRICTED STOCK PLAN FOR NONEMPLOYEE DIRECTORS

     The Board of Directors of the Company adopted, and the shareholders approved effective May 7, 1993, and amended May 4, 1995, the Tennant Company Restricted Stock Plan for Nonemployee Directors (the "Director Plan"). The Board has adopted, effective January 1, 1999, subject to shareholder approval, certain amendments to and restatement of the Director Plan (the "Restated Director Plan"). A copy of the Restated Director Plan is attached hereto as Appendix B, and the following discussion is qualified in its entirety by reference to the full text of the Restated Director Plan. The object of the Restated Director Plan is to align Directors' interests with those of the Shareholders' by providing compensation in Company Common Stock. Seven of the Company's nine current directors are not employees of the Company.

     The designated amount of the annual retainer for nonemployee directors for the Board Year (defined in the Director Plan and the Restated Director Plan as the period beginning on the date following each annual meeting and ending on the day of the next succeeding annual meeting) commencing in 1999 is $31,500. This annual retainer is intended to compensate nonemployee directors for all services, including attendance at meetings. Beginning January 1, 1999, the Company decided to no longer pay meeting fees to its nonemployee directors. The Director Plan provided that each participant would receive all of his or her annual retainer in the form of shares of restricted stock ("Restricted Shares"). The Restricted Shares were to be awarded on the first business day of a cycle of three Board Years commencing in 1993, and on the first business day of each three year cycle of Board Years thereafter through the Board Year commencing in 2002. Each award of Restricted Shares under the Director Plan was to equal 150% (100% for periods prior to January 1, 1995) of the anticipated amount of the annual retainer for the next three successive years following the issuance date. The number of Restricted Shares to be issued was based upon the Fair Market Value of such Restricted Shares, which is defined by both the Director Plan and the Restated Director Plan as the average closing price of shares of Company Common Stock on the NASDAQ National Market System on the last ten trading days preceding the day on which such Restricted Shares are issued. Under the Director Plan, nonemployee directors who were elected or appointed to the Board on a date other than a regular issuance date (i.e., the first business day of the Board Years commencing in 1993, 1996, 1999, and 2002) would receive a prorated number of Restricted Shares.

     The Restated Director Plan increases the number of Restricted Shares available for issuance pursuant to the Plan to 125,000, extends the Plan for six years so that grants will be made on the first business day of the Board Years commencing in 2005 and 2008, and reduces the Fair Market Value of the Restricted Shares issued in lieu of the annual retainer from 150% to 100% of the amount of the annual retainer.

     Under the Restated Director Plan: each nonemployee director elected to the Board at the annual meetings of shareholders of the Company in 1999, 2002, 2005, and 2008 will be issued, on the day following such meeting date, in lieu of his or her annual retainer and meeting fees for the next three successive years following the issuance date, Restricted Shares having a Fair Market Value equal to 100% of the anticipated aggregate amount of the annual retainers for such three-year period; and each nonemployee director first elected or appointed to the Board after January 1, 1999, and on a date other than a regular issuance date will be issued, in lieu of his or her annual retainer for the period from such election or appointment through the end of the Board Year ending on the date of the Annual Meeting of Shareholders of the Company immediately preceding the next regular issuance date, Restricted Shares having a Fair Market Value equal to 100% of the anticipated amount of the annual retainer for such period.

     In order to compensate nonemployee directors for meeting fees that otherwise would have been paid during the period from January 1, 1999, through the date of the annual meeting held in 1999, the Restated Director Plan provides that, subject to shareholder approval, each nonemployee director be issued Restricted Shares having a Fair Market Value of $3,500 as of January 1, 1999. Each of the seven nonemployee directors of the Company was issued, subject to shareholder approval, 89 Restricted Shares (a total of 623 shares) valued at $39.3625 per share, which was the average closing price of a share of Common Stock of the Company on the NASDAQ National Market System for the ten trading days preceding January 1, 1999.

     As did the Director Plan, the Restated Director Plan provides that the restrictions on the Restricted Shares will lapse upon the first of the following events: (a) death of the participant; (b) disability of the participant preventing continued service on the Board; (c) retirement of the participant from the Board in accordance with the policy, if any, on retirement of Board members then in effect; (d) termination of service as a director by reason of:
(i) resignation at the request of the Board; (ii) the director's failure to have been nominated for reelection to the Board or to have been reelected by the shareholders of the Company; or (iii) the director's removal by the shareholders of the Company; or (e) a change in control (described below) of the Company shall occur. Under both the Director Plan and the Restated Director Plan: during the restriction period, the participant has the right to vote the Restricted Shares, the right to receive dividends and all other rights as a shareholder with respect to the Restricted Shares but may not transfer or encumber the Restricted Shares; upon the occurrence of an event causing the restrictions on the Restricted Shares to lapse, Restricted Shares issued to the participant in payment of the annual retainer for Board Years commencing following the occurrence of the event shall be forfeited and revert to the Company; and if a participant ceases to be a director of the Company for any reason, other than one of the events set forth above, all Restricted Shares issued to the participant shall be forfeited and revert to the Company.

     The definition of change in control, as well as the consequences of the occurrence of such an event, are the same in the Director Plan and the Restated Director Plan. Both provide that upon the occurrence of a change in control, the restrictions on the Restricted Shares issued for the then-current and all previous Board Years shall lapse, and the balance of the Restricted Shares, if any, shall be forfeited and revert to the Company. A change in control includes beneficial ownership of 30% or more of the outstanding voting stock of the Company by any persons or group (other than the Company or a subsidiary); the majority of the directors of the Company being persons other than persons for whose election proxies shall have been solicited by the Board of Directors, subject to certain exceptions; or approval by the shareholders of a merger or consolidation of the Company with or into another corporation (other than a merger or consolidation with a subsidiary or a merger in which the Company survives and its outstanding voting stock is not converted or its shareholders have more than 70% of the voting interest and Common Stock interest in the surviving corporation or its parent), a disposition of substantially all assets of the Company, a liquidation or dissolution of the Company, or a statutory exchange of voting stock of the Company held by then-existing shareholders.

     Both the Director Plan and the Restated Director Plan provide that the Company shall have the right to require participants to remit to the Company an amount sufficient to satisfy any applicable federal, state, and local withholding state requirements.

     The Restated Director Plan provides that if the annual retainer is decreased, there shall be no adjustment in the number of Restricted Shares previously issued pursuant to the Restated Director Plan. If the annual retainer is increased effective as of any date other than a regular issuance date, then each then-incumbent nonemployee director (other than a nonemployee director first elected or appointed to the Board on the day immediately preceding the date such increased annual retainer became effective) shall be issued, in lieu of such increased amount of annual retainer for the period from the date such increased annual retainer became effective until the next regular issuance date, Restricted Shares having a Fair Market Value equal to 100% of the amount by which the annual retainer for such period was increased. For this purpose, the annual retainer for any fraction of a Board Year shall be prorated.

     The Director Plan provided that no Restricted Shares would be issued pursuant thereto in payment of any annual retainer for any period commencing after the annual meeting of the Company's shareholders in 2005. The Restated Director Plan provides that no Restricted Shares shall be issued in lieu of any annual retainer for any period commencing after the annual meeting of the Company's shareholders in 2011. Under the Restated Director Plan, nonemployee directors elected to the Board at the annual meeting of Company's shareholders in 2008 will be issued Restricted Shares in lieu of the annual retainer for the full three Board Year period commencing on the day following the date of the annual meeting of the Company's shareholders in 2008.

     The Restated Director Plan provides that the number of shares available for issuance pursuant thereto shall be adjusted in the event of stock dividends, stock splits, and other recapitalizations, mergers, and similar corporate changes. An aggregate of 125,000 shares (less shares previously issued) will be available for issuance pursuant to the Restated Director Plan. To date, 33,897 Restricted Shares have been issued under the Director Plan, and an additional 623 Restricted Shares have been issued, subject to shareholder approval, under the Restated Director Plan.

     See "Approval of 1999 Stock Incentive Plan" for a current market price of the Company's Common Stock.

     The affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company entitled to vote on this item and present in person or by proxy at the Annual Meeting is required for approval of the amendment to and restatement of the Director Plan. Proxies solicited by the Board of Directors will be voted for approval of the amendment and restatement of the Director Plan, unless shareholders specify otherwise in their proxies.

     For this purpose, a shareholder voting through a Proxy who abstains with respect to approval of the amendment and restatement of the Director Plan is considered to be present and entitled to vote on the approval of the amendment and restatement of the Director Plan at the Annual Meeting and is in effect a negative vote, but a shareholder (including a broker) who does not give authority to a Proxy to vote, or withholds authority to vote, on the approval of the amendment and restatement of the Director Plan shall not be considered present and entitled to vote on the proposal.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO AND RESTATEMENT OF THE RESTRICTED STOCK PLAN FOR NONEMPLOYEE DIRECTORS.

                               APPOINTMENT OF AUDITORS

     At the meeting, a vote will be taken on a proposal to ratify the appointment of KPMG Peat Marwick LLP as independent auditors of the Company for the year ending December 31, 1999. KPMG Peat Marwick LLP are independent accountants and auditors who have audited the accounts of the Company annually since 1954. The Company has been advised that a representative of the firm will attend the shareholders' meeting. The representative will be available to respond to appropriate questions and will be given the opportunity to make a statement if the firm desires to do so.

                               SHAREHOLDER PROPOSALS

     Any shareholder proposal intended to be presented at the year 2000 Annual Meeting should be sent to the Secretary of the Company at 701 North Lilac Drive, P.O. Box 1452, Minneapolis, Minnesota 55440, and must be received on or before November 22, 1999, to be eligible for inclusion in the Company's Proxy Statement and form of Proxy relating to that meeting. If notice of any other shareholder proposal intended to be presented at the year 2000 Annual Meeting but not intended to be included in the Company's Proxy Statement and form of Proxy for such meeting is not received by the Company on or before February 8, 2000, the Proxy solicited by the Board of Directors of the Company for use in connection with that meeting may confer authority on the Proxies named to vote in their discretion on such proposal without any discussion in the Company's Proxy Statement for that meeting of either the proposal or how such Proxies intend to exercise their voting discretion.

     See "Directors-Election of Directors" with regard to certain requirements for nomination of persons for election as directors.

                                   OTHER MATTERS

     So far as the management is aware, no matters other than those described in this Proxy Statement will be acted upon at the meeting. If, however, any other matters properly come before the meeting, it is the intention of the persons named in the enclosed Proxy to vote the same in accordance with their judgment on such other matters.



March 25, 1999                                By Order of the Board of Directors
                                                  Bruce J. Borgerding, Secretary

                                                                      APPENDIX A



                                  TENNANT COMPANY
                             1999 STOCK INCENTIVE PLAN
                            (EFFECTIVE JANUARY 1, 1999)


     1. PURPOSE. The purpose of this 1999 Stock Incentive Plan (the "Plan") is to motivate key personnel to produce a superior return to the shareholders of Tennant Company (the "Company") and its Affiliates by offering such individuals an opportunity to realize Stock appreciation, by facilitating Stock ownership, and by rewarding them for achieving a high level of corporate performance. This Plan is also intended to facilitate recruiting and retaining key personnel of outstanding ability.

     2. DEFINITIONS. The capitalized terms used in this Plan have the meanings set forth below.

          (a) "Affiliate" means any corporation that is a "parent corporation" or "subsidiary corporation" of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, or any successor provision, and, for purposes other than the grant of Incentive Stock Options, any joint venture in which the Company or any such "parent corporation" or "subsidiary corporation" owns an equity interest.

          (b) "Agreement" means a written contract entered into between the Company or an Affiliate and a Participant containing the terms and conditions of an Award in such form (not inconsistent with this Plan) as the Committee approves from time to time, together with all amendments thereof, which amendments may be unilaterally made by the Company (with the approval of the Committee) unless such amendments are deemed by the Committee to be materially adverse to the Participant and are not required as a matter of law.

          (c) "Award" means a grant made under this Plan in the form of Options, Stock Appreciation Rights, Restricted Stock, Performance Shares or any Other Stock-Based Award.

          (d)  "Board" means the Board of Directors of the Company.

          (e)  "Change in Control" means:

               (i) a majority of the directors of the Company shall be persons other than persons

                    (A) for whose election proxies shall have been solicited by the Board or

                    (B) who are then serving as directors appointed by the Board to fill vacancies on the Board caused by death or resignation (but not by removal) or to fill newly-created directorships,

               (ii) 30% or more of the (1) combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors ("Outstanding Company Voting Securities") or (2) the then outstanding Shares of Stock ("Outstanding Company Common Stock") is directly or indirectly acquired or beneficially owned (as defined in Rule 13d-3 under the Exchange Act, or any successor rule thereto) by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act), provided, however, that the following acquisitions and beneficial ownership shall not constitute Changes in Control pursuant to this paragraph 2(e)(ii):

                    (A) any acquisition or beneficial ownership by the Company or a Subsidiary, or

                    (B) any acquisition or beneficial ownership by any employee benefit plan (or related trust) sponsored or maintained by the Company or one or more of its Subsidiaries,

                    (C) any acquisition or beneficial ownership by the Participant or any group that includes the Participant, or

                    (D) any acquisition or beneficial ownership by a Parent or its wholly-owned subsidiaries, as long as they shall remain wholly-owned subsidiaries, of 100% of the Outstanding Company Voting Securities as a result of a merger or statutory share exchange which complies with paragraph 2(e)(iii)(A)(2) or the exception in paragraph 2(e)(iii)(B) hereof in all respects,

          (iii) the shareholders of the Company approve a definitive agreement or plan to

                    (A) merge or consolidate the Company with or into another corporation (other than (1) a merger or consolidation with a Subsidiary or (2) a merger in which

                         (a)  the Company is the surviving corporation,

                         (b) no Outstanding Company Voting Securities or Outstanding Company Common Stock (other than fractional shares) held by shareholders of the Company immediately prior to the merger is converted into cash, securities, or other property (except (i) voting stock of a Parent owning directly or indirectly through wholly-owned subsidiaries, both beneficially and of record 100% of the Outstanding Company Voting Securities immediately after the Merger or (ii) cash upon the exercise by holders of Outstanding Company Voting Securities of statutory dissenters' rights),

                         (c) the persons who were the beneficial owners, respectively, of the Outstanding Company Voting Securities and Outstanding Company Common Stock immediately prior to such merger beneficially own, directly or indirectly, immediately after the merger, more than 70% of, respectively, the then outstanding common stock and the voting power of the then outstanding voting securities of the surviving corporation or its Parent entitled to vote generally in the election of directors, and

                         (d) if voting securities of the Parent are exchanged for Outstanding Company Voting Securities in the merger, all holders of any class or series of Outstanding Company Voting Securities immediately prior to the merger have the right to receive substantially the same per share consideration in exchange for their Outstanding Company Voting Securities as all other holders of such class or series),

                    (B) exchange, pursuant to a statutory share exchange, Outstanding Company Voting Securities of any one or more classes or series held by shareholders of the Company immediately prior to the exchange for cash, securities or other property, except for (a) voting stock of a Parent owning directly, or indirectly through wholly-owned subsidiaries, both beneficially and of record 100% of the Outstanding Company Voting Securities immediately after the statutory share exchange if (i) the persons who were the beneficial owners, respectively, of the Outstanding Company Voting Securities and Outstanding Company Common Stock immediately prior to such statutory share exchange own, directly or indirectly, immediately after the statutory share exchange more than 70% of, respectively, the then outstanding common stock and the voting power of the then outstanding voting securities of such Parent entitled to vote generally in the election of directors, and (ii) all holders of any class or series of Outstanding Company Voting Securities immediately prior to the statutory share exchange have the right to receive substantially the same per share consideration in exchange for their Outstanding Company Voting Securities as all other holders of such class or series or (b) cash with respect to fractional shares of Outstanding Company Voting Securities or payable as a result of the exercise by holders of Outstanding Company Voting Securities of statutory dissenters' rights,

                    (C) sell or otherwise dispose of all or substantially all of the assets of the Company (in one transaction or a series of transactions), or

                    (D) liquidate or dissolve the Company, except that it shall not constitute a Change in Control with respect to any Participant if a majority of the voting stock (or the voting equity interest) of the surviving corporation or its parent corporation or of any corporation (or other entity) acquiring all or substantially all of the assets of the Company (in the case of a merger, consolidation or disposition of assets) or the Company or its Parent (in the case of a statutory share exchange) is, immediately following the merger, consolidation, statutory share exchange or disposition of assets, beneficially owned by the Participant or a group of persons, including the Participant, acting in concert.

          (f) "Code" means the Internal Revenue Code of 1986, as amended and in effect from time to time, or any successor statute.

          (g) "Committee" means three or more Non-Employee Directors designated by the Board to administer this Plan under Section 3 hereof and constituted so as to permit this Plan to comply with Exchange Act Rule 16b-3.

          (h) "Company" means Tennant Company, a Minnesota corporation, or any successor to all or substantially all of its businesses by merger, consolidation, purchase of assets or otherwise.

          (i) "Disability" means the disability of a Participant such that the Participant is considered disabled under any retirement plan of the Company which is qualified under Section 401 of the Code, or as otherwise determined by the Committee.

          (j) "Employee" means any full-time or part-time employee (including an officer or director who is also an employee) of the Company or an Affiliate. Except with respect to grants of Incentive Stock Options, "Employee" shall also include other individuals and entities who are not "employees" of the Company or an Affiliate but who provide services to the Company or an Affiliate in the capacity of an independent contractor. References in this Plan to "employment" and related terms shall include the providing of services in any such capacity.

          (k) "Exchange Act" means the Securities Exchange Act of 1934, as amended; "Exchange Act Rule 16b-3" means Rule 16b-3 promulgated by the Securities and

          Exchange Commission under the Exchange Act as in effect with respect to the Company or any successor regulation.

          (l) "Fair Market Value" as of any date means, unless otherwise expressly provided in this Plan:

               (i) the closing sale price of a Share (A) on the National Association of Securities Dealers, Inc. Automated Quotation System National Market System, or (B) if the Shares are not traded on such system, on the composite tape for New York Stock Exchange ("NYSE") listed shares, or (C) if the Shares are not quoted on the NYSE composite tape, on the principal United States securities exchange registered under the Exchange Act on which the Shares are listed, in any case on the date immediately preceding that date, or, if no sale of Shares shall have occurred on that date, on the next preceding day on which a sale of Shares occurred, or

               (ii) if clause (i) is not applicable, what the Committee determines in good faith to be 100% of the fair market value of a Share on that date.

          However, if the applicable securities exchange or system has closed for the day at the time the event occurs that triggers a determination of Fair Market Value, all references in this paragraph to the "date immediately preceding that date" shall be deemed to be references to "that date." In the case of an Incentive Stock Option, if such determination of Fair Market Value is not consistent with the then current regulations of the Secretary of the Treasury, Fair Market Value shall be determined in accordance with said regulations. The determination of Fair Market Value shall be subject to adjustment as provided in Section 12(f) hereof.

          (m) "Fundamental Change" means a dissolution or liquidation of the Company, a sale of substantially all of the assets of the Company, a merger or consolidation of the Company with or into any other corporation, regardless of whether the Company is the surviving corporation, or a statutory share exchange involving capital stock of the Company.

          (n) "Incentive Stock Option" means any Option designated as such and granted in accordance with the requirements of Section 422 of the Code or any successor to such section.

          (o) "Non-Employee Director" means a member of the Board who is considered a non-employee director within the meaning of Exchange Act Rule 16b-3.

          (p) "Non-Qualified Stock Option" means an Option other than an Incentive Stock Option.

          (q) "Other Stock-Based Award" means an Award of Stock or an Award based on Stock other than Options, Stock Appreciation Rights, Restricted Stock or Performance Shares.

          (r) "Option" means a right to purchase Stock, including both Non-Qualified Stock Options and Incentive Stock Options.

          (s)  "Parent" means a "parent corporation", as that term is defined in
          Section 424(e) of the Code, or any successor provision.

          (t)  "Participant" means an Employee to whom an Award is made.

          (u) "Performance Period" means the period of time as specified in an Agreement over which Performance Shares are to be earned.

          (v) "Performance Shares" means a contingent award of a specified number of Performance Shares, with each Performance Share equivalent to one Share, a variable percentage of which may vest depending upon the extent of achievement of specified performance objectives during the applicable Performance Period.

          (w) "Plan" means this 1999 Stock Award Plan, as amended and in effect from time to time.

          (x) "Restricted Stock" means Stock granted under Section 10 hereof so long as such Stock remains subject to one or more restrictions.

          (y) "Retirement" means termination of employment on or after age 55, provided the Employee has been employed by the Company and/or one or more Affiliates for at least ten years, or termination of employment on or after age 62, provided in either case that the Employee has given the Company at least six months' prior written notice of such termination, or as otherwise determined by the Committee.

          (z)  "Share" means a share of Stock.

          (aa) "Stock" means the common stock, $.375 par value per share (as such par value may be adjusted from time to time), of the Company.

          (bb) "Stock Appreciation Right" means a right, the value of which is determined relative to appreciation in value of Shares pursuant to an Award granted under Section 8 hereof.

          (cc) "Subsidiary" means a "subsidiary corporation," as that term is defined in Section 424(f) of the Code, or any successor provision.

          (dd) "Successor" with respect to a Participant means the legal representative of an incompetent Participant and, if the Participant is deceased, the legal representative of the estate of the Participant or the person or persons who may, by bequest or inheritance, or under the terms of an Award or of forms submitted by the Participant to the Committee under Section 12(i) hereof, acquire the right to exercise an Option or Stock Appreciation Right or receive cash and/or Shares issuable in satisfaction of an Award in the event of a Participant's death.

          (ee) "Term" means the period during which an Option or Stock Appreciation Right may be exercised or the period during which the restrictions placed on Restricted Stock or any other Award are in effect.

               Except when otherwise indicated by the context, reference to the masculine gender shall include, when used, the feminine gender and any term used in the singular shall also include the plural.

     3.   ADMINISTRATION.

          (a) AUTHORITY OF COMMITTEE. The Committee shall administer this Plan. The Committee shall have exclusive power to make Awards and to determine when and to whom Awards will be granted, and the form, amount and other terms and conditions of each Award, subject to the provisions of this Plan. The Committee may determine whether, to what extent and under what circumstances Awards may be settled, paid or exercised in cash, Shares or other Awards or other property, or canceled, forfeited or suspended. The Committee shall have the authority to interpret this Plan and any Award or Agreement made under this Plan, to establish, amend, waive and rescind any rules and regulations relating to the administration of this Plan, to determine the terms and provisions of any Agreements entered into hereunder (not inconsistent with this Plan), and to make all other determinations necessary or advisable for the administration of this

          Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any Award in the manner and to the extent it shall deem desirable. The determinations of the Committee in the administration of this Plan, as described herein, shall be final, binding and conclusive.

          (b) DELEGATION OF AUTHORITY. The Committee may delegate all or any part of its authority under this Plan to persons who are not Non-Employee Directors for purposes of determining and administering Awards solely to Employees who are not then subject to the reporting requirements of Section 16 of the Exchange Act.

          (c) RULE 16b-3 COMPLIANCE. It is intended that this Plan and all Awards granted pursuant to it shall be administered by the Committee so as to permit this Plan and Awards to comply with Exchange Act Rule 16b-3. If any provision of this Plan or of any Award would otherwise frustrate or conflict with the intent expressed in this Section 3(c), that provision to the extent possible shall be interpreted and deemed amended in the manner determined by the Committee so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with such intent, the provision shall be deemed void as applicable to Participants who are then subject to the reporting requirements of
          Section 16 of the Exchange Act to the extent permitted by law and in the manner deemed advisable by the Committee.

          (d) INDEMNIFICATION. To the full extent permitted by law, each member and former member of the Committee and each person to whom the Committee delegates or has delegated authority under this Plan shall be entitled to indemnification by the Company against and from any loss, liability, judgment, damage, cost and reasonable expense incurred by such member, former member or other person by reason of any action taken, failure to act or determination made in good faith under or with respect to this Plan.

     4.   SHARES AVAILABLE; MAXIMUM PAYOUTS.

          (a) SHARES AVAILABLE. The number of Shares available for distribution under this Plan is 500,000, based upon the authorized shares of the Company on January 1, 1999, the effective date of this Plan (subject to adjustment under Section 12(f) hereof).

          (b) SHARES AGAIN AVAILABLE. Any Shares subject to the terms and conditions of an Award under this Plan which are not used because the Award expires without all Shares subject to such Award having been issued or because the terms and conditions of the Award are not met may again be used for an Award under this Plan. Any Shares that are the subject of Awards which are subsequently forfeited to the Company pursuant to the restrictions applicable to such Award may again be used for an Award under this plan. If a Participant exercises a Stock Appreciation Right, any Shares covered by the Stock Appreciation Right in excess of the number of Shares issued (or, in the case of a settlement in cash or any other form of property, in excess of the number of Shares equal in value to the amount of such settlement, based on the Fair Market Value of such Shares on the date of such exercise) may again be used for an Award under this Plan. If, in accordance with the Plan, a Participant uses Shares to (i) pay a purchase or exercise price, including an Option exercise price, or
          (ii) satisfy tax withholdings, such Shares may again be used for an Award under this Plan.

          (c) UNEXERCISED AWARDS. Any unexercised or undistributed portion of any terminated, expired, exchanged, or forfeited Award or any Award settled in cash in lieu of Shares (except as provided in Section 4(b) hereof) shall be available for further Awards.

          (d) NO FRACTIONAL SHARES. No fractional Shares may be issued under this Plan; fractional Shares will be rounded to the nearest whole Share.

          (e) MAXIMUM PAYOUTS. No more than 25% of all Shares subject to this Plan may be granted in the aggregate pursuant to Restricted Stock and Other Stock-Based Awards.

     5. ELIGIBILITY. Awards may be granted under this Plan to any Employee at the discretion of the Committee.

     6.   GENERAL TERMS OF AWARDS.

          (a) AWARDS. Awards under this Plan may consist of Options (either Incentive Stock Options or Non-Qualified Stock Options), Stock Appreciation Rights, Performance Shares, Restricted Stock and Other Stock-Based Awards. Awards of Restricted Stock may, in the discretion of the Committee, provide the Participant with dividends or dividend equivalents and voting rights prior to vesting (whether vesting is based on a period of time, the attainment of specified performance conditions or otherwise).

          (b) AMOUNT OF AWARDS. Each Agreement shall set forth the number of Shares of Restricted Stock, Stock or Performance Shares subject to such Agreement, or the number of Shares to which the Option applies or with respect to which payment upon the exercise of the Stock Appreciation Right is to be determined, as the case may be, together with such other terms and conditions applicable to the Award (not inconsistent with this Plan) as determined by the Committee in its sole discretion.

          (c) TERM. Each Agreement, other than those relating solely to Awards of Stock without restrictions, shall set forth the Term of the Award and any applicable Performance Period for Performance Shares, as the case may be, but in no event shall the Term of an Award or the Performance Period be longer than ten years after the date of grant. An Agreement with a Participant may permit acceleration of vesting requirements and of the expiration of the applicable Term upon such terms and conditions as shall be set forth in the Agreement, which may, but need not, include, without limitation, acceleration resulting from the occurrence of a Change in Control, a Fundamental Change, or the Participant's death, Disability or Retirement. Acceleration of the Performance Period of Performance Shares shall be subject to
          Section 9(b) hereof.

          (d) AGREEMENTS. Each Award under this Plan shall be evidenced by an Agreement setting forth the terms and conditions, as determined by the Committee, which shall apply to such Award, in addition to the terms and conditions specified in this Plan.

          (e) TRANSFERABILITY. During the lifetime of a Participant to whom an Award is granted, only such Participant (or such Participant's legal representative or, if so provided in the applicable Agreement in the case of a Non-Qualified Stock Option, a permitted transferee as hereafter described) may exercise an Option or Stock Appreciation Right or receive payment with respect to Performance Shares or any other Award. No Award of Restricted Stock (prior to the expiration of the restrictions), Options, Stock Appreciation Rights, Performance Shares or other Award (other than an award of Stock without restrictions) may be sold, assigned, transferred, exchanged, or otherwise encumbered, and any attempt to do so shall be of no effect. Notwithstanding the immediately preceding sentence, (i) an Agreement may provide that an Award shall be transferable to a Successor in the event of a Participant's death and (ii) an Agreement may provide that a Non-Qualified Stock Option shall be transferable to any member of a Participant's "immediate family" (as such term is defined in Rule 16a-1(e) promulgated under the Exchange Act, or any successor rule or regulation) or to one or more trusts whose beneficiaries are members of such Participant's "immediate family" or partnerships in which such family members are the only partners; provided, however, that the Participant receives no consideration for the transfer. Any Non-Qualified Stock Option held by a permitted transferee shall continue to be subject to the same terms and conditions that were applicable to such Non-Qualified Stock Option immediately prior to its transfer and may be exercised by such permitted transferee as and to the extent that such Non-Qualified Stock Option has become exercisable and has not terminated in accordance with the provisions of this Plan and the applicable Agreement. For purposes of any provision of this Plan relating to notice to a Participant or to vesting or termination of a Non-Qualified Stock Option upon the termination of employment of a Participant, the references to "Participant" shall mean the original grantee of the Non-Qualified Stock Option and not any permitted transferee.

          (f) TERMINATION OF EMPLOYMENT. Except as otherwise determined by the Committee or provided by the Committee in an applicable Agreement, in case of termination of employment, the following provisions shall apply:

               (1)  OPTIONS AND STOCK APPRECIATION RIGHTS.

                    (i) DEATH. If a Participant who has been granted an Option or Stock Appreciation Rights shall die before such Option or Stock Appreciation Rights have expired, the Option or Stock Appreciation Rights shall become exercisable in full, and may be exercised by the Participant's Successor at any time, or from time to time, within five years after the date of the Participant's death.

                    (ii) DISABILITY OR RETIREMENT. If a Participant's employment terminates because of Disability or Retirement, the Option or Stock Appreciation Rights shall become exercisable in full, and the Participant may exercise his or her Options or Stock Appreciation Rights at any time, or from time to time, within (x) five years after the date of such termination if such termination results from the Participant's disability or (y) within three months, or such longer period as the Committee may permit, after the date of such termination if such termination results from the Participant's Retirement.

                    (iii) REASONS OTHER THAN DEATH, DISABILITY OR RETIREMENT. If a Participant's employment terminates for any reason other than death, Disability or Retirement, the unvested or unexercised portion of any Award held by such Participant shall terminate at the date of termination of employment.

                    (iv) EXPIRATION OF TERM. Notwithstanding the foregoing paragraphs (i)-(iii), in no event shall an Option or a Stock Appreciation Right be exercisable after expiration of the Term of such Award.

               (2) PERFORMANCE SHARES. If a Participant's employment with the Company or any of its Affiliates terminates during a Performance Period because of death, Disability or Retirement, or under other circumstances provided by the Committee in its discretion in the applicable Agreement or otherwise, the Participant shall be entitled to a payment of Performance Shares at the end of the Performance Period based upon the extent to which achievement of performance targets was satisfied at the end of such period (as determined at the end of the Performance Period) and prorated for the portion of the Performance Period during which the Participant was employed by the Company or any Affiliate. Except as provided in this Section 6(f)(2) or in the applicable Agreement, if a Participant's employment terminates with the Company or any of its Affiliates during a Performance Period, then such Participant shall not be entitled to any payment with respect to that Performance Period.

               (3) RESTRICTED STOCK. Unless otherwise provided in the applicable Agreement, in case of a Participant's death, Disability or Retirement, the Participant shall be entitled to receive that number of shares of Restricted Stock under outstanding Awards which has been pro rated for the portion of the Term of the Awards during which the Participant was employed by the Company or any Affiliate, and with respect to such Shares all restrictions shall lapse. Any shares of Restricted Stock as to which restrictions do not lapse under the preceding sentence shall terminate at the date of the Participant's termination of employment and such shares of Restricted Stock shall be forfeited to the Company.

          (g) RIGHTS AS SHAREHOLDER. A Participant shall have no rights as a shareholder with respect to any securities covered by an Award until the date the Participant becomes the holder of record.

     7.   STOCK OPTIONS.

          (a) TERMS OF ALL OPTIONS. Each Option shall be granted pursuant to an Agreement as either an Incentive Stock Option or a Non-Qualified Stock Option. Only Non-Qualified Stock Options may be granted to Employees who are not employees of the Company or an Affiliate. The purchase price of each Share subject to an Option shall be determined by the Committee and set forth in the Agreement, but shall not be less than 100% of the Fair Market Value of a Share as of the date the Option is granted. The purchase price of the Shares with respect to which an Option is exercised shall be payable in full at the time of exercise, provided that, to the extent permitted by law, Participants may simultaneously exercise Options and sell the Shares thereby acquired pursuant to a brokerage or similar relationship and use the proceeds from such sale to pay the purchase price of such Shares. The purchase price may be paid in cash or, if the Committee so permits, through a reduction of the number of Shares delivered to the Participant upon exercise of the Option or delivery or tender to the Company of Shares held by such Participant (in each case, such Shares having a Fair Market Value as of the date the Option is exercised equal to the purchase price of the Shares being purchased pursuant to the Option), or a combination thereof, unless otherwise provided in the Agreement. If the Committee so determines, the Agreement relating to any Option may provide for the issuance of "reload" Options pursuant to which, subject to the terms and conditions established by the Committee and any applicable requirements of Exchange Act Rule 16b-3 or any other applicable law, the Participant will, either automatically or subject to subsequent Committee approval, be granted a new Option when the payment of the exercise price of the original Option, or the payment of tax withholdings pursuant to Section 12(d) hereof, is made through the delivery or tender to the Company of Shares held by such Participant, such new "reload" Option (i) being an Option to purchase the number of Shares provided as consideration for the exercise price and in payment of taxes in connection with the exercise of the original Option, and (ii) having a per Share exercise price equal to the Fair Market Value as of the date of exercise of the original Option. Each Option shall be exercisable in whole or in part on the terms provided in the Agreement. In no event shall any Option be exercisable at any time after its Term. When an Option is no longer exercisable, it shall be deemed to have lapsed or terminated. No Participant may receive any combination of Options and Stock Appreciation Rights relating to more than 50,000 Shares in the aggregate pursuant to Awards in any year under this Plan.

          (b) INCENTIVE STOCK OPTIONS. In addition to the other terms and conditions applicable to all Options:

               (i) the aggregate Fair Market Value (determined as of the date the Option is granted) of the Shares with respect to which Incentive Stock Options held by an individual first become exercisable in any calendar year (under this Plan and all other incentive stock option plans of the Company and its Affiliates) shall not exceed $100,000 (or such other limit as may be required by the Code), if such limitation is necessary to qualify the Option as an Incentive Stock Option, and to the extent an Option or Options granted to a Participant exceed such limit, such Option or Options shall be treated as a Non-Qualified Stock Option;

               (ii) an Incentive Stock Option shall not be exercisable and the Term of the Award shall not be more than ten years after the date of grant (or such other limit as may be required by the Code) if such limitation is necessary to qualify the Option as an Incentive Stock Option;

               (iii) the Agreement covering an Incentive Stock Option shall contain such other terms and provisions which the Committee determines necessary to qualify such Option as an Incentive Stock Option; and

               (iv) notwithstanding any other provision of this Plan to the contrary, no Participant may receive an Incentive Stock Option under this Plan if, at the time the Award is granted, the Participant owns (after application of the rules contained in Section 424(d) of the Code, or its successor provision) Shares possessing more than ten percent of the total combined voting power of all classes of stock of the Company or its subsidiaries, unless (A) the option price for such Incentive Stock Option is at least 110% of the Fair Market Value of the Shares subject to such Incentive Stock Option on the date of grant and (B) such Option is not exercisable after the date five years from the date such Incentive Stock Option is granted.

     8. STOCK APPRECIATION RIGHTS. An Award of a Stock Appreciation Right shall entitle the Participant, subject to terms and conditions determined by the Committee, to receive upon exercise of the Stock Appreciation Right all or a portion of the excess of (i) the Fair Market Value of a specified number of Shares as of the date of exercise of the Stock Appreciation Right over (ii) a specified price which shall not be less than 100% of the Fair Market Value of such Shares as of the date of grant of the Stock Appreciation Right. A Stock Appreciation Right may be granted in connection with a previously or contemporaneously granted Option, or independent of any Option. If issued in connection with an Option, the Committee may impose a condition that exercise of a Stock Appreciation Right cancels the Option with which it is connected and exercise of the connected Option cancels the Stock Appreciation Right. Each Stock Appreciation Right may be exercisable in whole or in part on the terms provided in the Agreement. No Stock Appreciation Right shall be exercisable at any time after its Term. When a Stock Appreciation Right is no longer exercisable, it shall be deemed to have lapsed or terminated. Except as otherwise provided in the applicable Agreement, upon exercise of a Stock Appreciation Right, payment to the Participant (or to his or her Successor) shall be made in the form of cash, Stock or a combination of cash and Stock as promptly as practicable after such exercise. The Agreement may provide for a limitation upon the amount or percentage of the total appreciation on which payment (whether in cash and/or Stock) may be made in the event of the exercise of a Stock Appreciation Right. As specified in Section 7(a) hereof, no Participant may receive any combination of Options and Stock Appreciation Rights relating to more than 50,000 Shares in the aggregate pursuant to Awards in any year under this Plan.

     9.   PERFORMANCE SHARES.

          (a) INITIAL AWARD. An Award of Performance Shares shall entitle a Participant (or a Successor) to future payments based upon the achievement of performance targets established in writing by the Committee. Payment shall be made in Stock, or a combination of cash and Stock, as determined by the Committee. With respect to those Participants who are "covered employees" within the meaning of Section 162(m) of the Code and the regulations thereunder, such performance targets shall consist of one or any combination of two or more of earnings or earnings per share before income tax (profit before taxes), net earnings or net earnings per share (profit after tax), inventory, total, or net operating asset turnover, operating income, total shareholder return, return on equity, pre-tax and pre-interest expense return on average invested capital, which may be expressed on a current value basis, or sales growth, and any such targets may relate to one or any combination of two or more of corporate, group, unit, division, Affiliate or individual performance. The Agreement may establish that a portion of the maximum amount of a Participant's Award will be paid for performance which exceeds the minimum target but falls below the maximum target applicable to such Award. The Agreement shall also provide for the timing of such payment.
          Following the conclusion or acceleration of each Performance Period, the Committee shall determine the extent to which (i) performance targets have been attained, (ii) any other terms and conditions with respect to an Award relating to such Performance Period have been satisfied, and (iii) payment is due with respect to a Performance Share Award. No Participant may receive Performance Shares relating to more than 50,000 Shares pursuant to Awards in any year under this Plan.

          (b) ACCELERATION AND ADJUSTMENT. The Agreement may permit an acceleration of the Performance Period and an adjustment of performance targets and payments with respect to some or all of the Performance Shares awarded to a Participant, upon such terms and conditions as shall be set forth in the Agreement, upon the occurrence of certain events, which may, but need not, include without limitation a Change in Control, a Fundamental Change, the Participant's death, Disability or Retirement, a change in accounting practices of the Company or its Affiliates, or, with respect to payments in Stock for Performance Share Awards, a reclassification, stock dividend, stock split or stock combination as provided in Section 12(f) hereof.

          (c) VALUATION. Each Performance Share earned after conclusion of a Performance Period shall have a value equal to the Fair Market Value of a Share on the last day of such Performance Period.

     10. RESTRICTED STOCK. Subject to Section 4(e), Restricted Stock may be granted in the form of Shares registered in the name of the Participant but held by the Company until the end of the Term of the Award. Any employment conditions, performance conditions and the Term of the Award shall be established by the Committee in its discretion and included in the applicable Agreement. The Committee may provide in the applicable Agreement for the lapse or waiver of any such restriction or condition based on such factors or criteria as the Committee, in its sole discretion, may determine. No Award of Restricted Stock may vest earlier than one year from the date of grant, except as provided in the applicable Agreement.

     11. OTHER STOCK-BASED AWARDS. Subject to Section 4(e) the Committee may from time to time grant Awards of Stock, and other Awards under this Plan (collectively herein defined as "Other Stock-Based Awards"), including without limitation those Awards pursuant to which Shares may be acquired in the future, such as Awards denominated in Stock units, securities convertible into Stock and phantom securities. The Committee, in its sole discretion, shall determine the terms and conditions of such Awards provided that such Awards shall not be inconsistent with the terms and purposes of this Plan. The Committee may, in its sole discretion, direct the Company to issue Shares subject to restrictive legends and/or stop transfer instructions which are consistent with the terms and conditions of the Award to which such Shares relate.

     12.  GENERAL PROVISIONS.

          (a) EFFECTIVE DATE OF THIS PLAN. This Plan shall become effective as of January 1, 1999, provided that this Plan is approved and ratified by the affirmative vote of the holders of a majority of the outstanding Shares of Stock present or represented and entitled to vote in person or by proxy at a meeting of the shareholders of the Company no later than May 31, 1999. If this plan is not so approved by such holders, any Awards granted under this Plan subject to such approval shall be cancelled and be null and void.

          (b) DURATION OF THIS PLAN. This Plan shall remain in effect until all Stock subject to it shall be distributed or all Awards have expired or lapsed, whichever is latest to occur, or this Plan is terminated pursuant to Section 12(e) hereof. No Award of an Incentive Stock Option shall be made more than ten years after the effective date provided in Section 12(a) hereof (or such other limit as may be required by the Code) if such limitation is necessary to qualify the Option as an Incentive Stock Option. The date and time of approval by the Committee of the granting of an Award shall be considered the date and time at which such Award is made or granted, notwithstanding the date of any Agreement with respect to such Award; provided, however, that the Committee may grant Awards other than Incentive Stock Options to be effective and deemed to be granted on the occurrence of certain specified contingencies.

          (c) RIGHT TO TERMINATE EMPLOYMENT. Nothing in this Plan or in any Agreement shall confer upon any Participant who is an Employee the right to continue in the employment of the Company or any Affiliate or affect any right which the Company or any Affiliate may have to terminate or modify the employment of the Participant with or without cause.

          (d) TAX WITHHOLDING. The Company may withhold from any payment of cash or Stock to a Participant or other person under this Plan an amount sufficient to cover any required withholding taxes, including the Participant's social security and Medicare taxes (FICA) and federal, state and local income tax with respect to income arising from payment of the Award. The Company shall have the right to require the payment of any such taxes before issuing any Stock pursuant to the Award. In lieu of all or any part of a cash payment from a person receiving Stock under this Plan, the Committee may, in the applicable Agreement or otherwise, permit a person to cover all or any part of the required withholdings, and to cover any additional withholdings up to the amount needed to cover the person's full FICA and federal, state and local income tax with respect to income arising from payment of the Award, through a reduction of the number of Shares delivered to such person or a delivery or tender to the Company of Shares held by such person, in each case valued in the same manner as used in computing the withholding taxes under applicable laws.

          (e) AMENDMENT, MODIFICATION AND TERMINATION OF THIS PLAN. Except as provided in this Section 12(e), the Board may at any time amend, modify, terminate or suspend this Plan. Except as provided in this
          Section 12(e), the Committee may at any time alter or amend any or all Agreements under this Plan to the extent permitted by law. Amendments are subject to approval of the shareholders of the Company only if such approval is necessary to maintain this Plan in compliance with the requirements of Exchange Act Rule 16b-3, Section 422 of the Code, their successor provisions, or any other applicable law or regulation. No termination, suspension or modification of this Plan may materially and adversely affect any right acquired by any Participant (or a Participant's legal representative) or any Successor or permitted transferee under an Award granted before the date of termination, suspension or modification, unless otherwise provided in an Agreement or otherwise or required as a matter of law. It is conclusively presumed that any adjustment for changes in capitalization provided for in Section 9(b) or 12(f) hereof does not adversely affect any right of a Participant or other person under an Award.

          (f) ADJUSTMENT FOR CHANGES IN CAPITALIZATION. Appropriate adjustments in the aggregate number and type of securities available for Awards under this Plan, in the limitations on the number and type of securities that may be issued to an individual Participant, in the number and type of securities and amount of cash subject to Awards then outstanding, in the Option exercise price as to any outstanding Options and, subject to Section 9(b) hereof, in outstanding Performance Shares and payments with respect to outstanding Performance Shares may be made by the Committee in its sole discretion to give effect to adjustments made in the number or type of Shares through a Fundamental Change (subject to Section 12(g) hereof), recapitalization, reclassification, stock dividend, stock split, stock combination, spin-off or other relevant change, provided that fractional Shares shall be rounded to the nearest whole Share.

          (g)  FUNDAMENTAL CHANGE.  In the event of a proposed Fundamental
          Change:

               (a) involving a merger, consolidation or statutory share exchange, unless appropriate provision shall be made (which the Committee may, but shall not be obligated to, make) for the protection of the outstanding Options and Stock Appreciation Rights by the substitution of options, stock appreciation rights and appropriate voting common stock of the corporation surviving any such merger or consolidation or, if appropriate, the Parent of such surviving corporation, to be issuable upon the exercise of Options or used to calculate payments upon the exercise of Stock Appreciation Rights in lieu of Options, Stock Appreciation Rights and capital stock of the Company, or

               (b) involving the dissolution or liquidation of the Company, the Committee may, but shall not be obligated to, declare, at least twenty days prior to the occurrence of the Fundamental Change, and provide written notice to each holder of an Option or Stock Appreciation Right of the declaration, that each outstanding Option and Stock Appreciation Right, whether or not then exercisable, shall be canceled at the time of, or immediately prior to the occurrence of, the Fundamental Change in exchange for payment to each holder of an Option or Stock Appreciation Right, within 20 days after the Fundamental Change, of cash equal to (i) for each Share covered by the canceled Option, the amount, if any, by which the Fair Market Value (as defined in this Section 12(g)) per Share exceeds the exercise price per Share covered by such Option or (ii) for each Stock Appreciation Right, the price determined pursuant to Section 8 hereof, except that Fair Market Value of the Shares as of the date of exercise of the Stock Appreciation Right, as used in clause (i) of Section 8, shall be deemed to mean Fair Market Value for each Share with respect to which the Stock Appreciation Right is calculated determined in the manner hereinafter referred to in this Section 12(g). At the time of the declaration provided for in the immediately preceding sentence, each Stock Appreciation Right and each Option shall immediately become exercisable in full and each person holding an Option or a Stock Appreciation Right shall have the right, during the period preceding the time of cancellation of the Option or Stock Appreciation Right, to exercise the Option as to all or any part of the Shares covered thereby or the Stock Appreciation Right in whole or in part, as the case may be. In the event of a declaration pursuant to this Section 12(g), each outstanding Option and Stock Appreciation Right that shall not have been exercised prior to the Fundamental Change shall be canceled at the time of, or immediately prior to, the Fundamental Change, as provided in te declaration. Notwithstanding the foregoing, no person holding an Option or Stock Appreciation Right shall be entitled to the payment provided for in this Section 12(g) if such Option or Stock Appreciation Right shall have terminated, expired or been cancelled. For purposes of this Section 12(g) only, "Fair Market Value" per Share means the cash plus the fair market value, as determined in good faith by the Committee, of the non-cash consideration to be received per Share by the shareholders of the Company upon the occurrence of the Fundamental Change, notwithstanding anything to the contrary provided in this Plan.

          (h) OTHER BENEFIT AND COMPENSATION PROGRAMS. Payments and other benefits received by a Participant under an Award shall not be deemed a part of a Participant's regular, recurring compensation for purposes of any termination, indemnity or severance pay laws and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan, contract or similar arrangement provided by the Company or an Affiliate, unless expressly so provided by such other plan, contract or arrangement or the Committee determines that an Award or portion of an Award should be included to reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive cash compensation.

          (i) BENEFICIARY UPON PARTICIPANT'S DEATH. To the extent that the transfer of a Participant's Award at death is permitted by this Plan or under an Agreement, (i) a Participant's Award shall be transferable to the beneficiary, if any, designated on forms prescribed by and filed with the Committee and (ii) upon the death of the Participant, such beneficiary shall succeed to the rights of the Participant to the extent permitted by law and this Plan. If no such designation of a beneficiary has been made, the

          Participant's legal representative shall succeed to the Awards, which shall be transferable by will or pursuant to laws of descent and distribution to the extent permitted by this Plan or under an Agreement.

          (j) UNFUNDED PLAN. This Plan shall be unfunded and the Company shall not be required to segregate any assets that may at any time be represented by Awards under this Plan. Neither the Company, its Affiliates, the Committee, nor the Board shall be deemed to be a trustee of any amounts to be paid under this Plan nor shall anything contained in this Plan or any action taken pursuant to its provisions create or be construed to create a fiduciary relationship between the Company and/or its Affiliates, and a Participant or Successor. To the extent any person acquires a right to receive an Award under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.

          (k)  LIMITS OF LIABILITY.

               (i) Any liability of the Company to any Participant with respect to an Award shall be based solely upon contractual obligations created by this Plan and the Agreement.

               (ii) Except as may be required by law, neither the Company nor any member or former member of the Board or of the Committee, nor any other person participating (including participation pursuant to a delegation of authority under Section 3(b) hereof) in any determination of any question under this Plan, or in the interpretation, administration or application of this Plan, shall have any liability to any party for any action taken, or not taken, in good faith under this Plan.

          (l) COMPLIANCE WITH APPLICABLE LEGAL REQUIREMENTS. No certificate for Shares distributable pursuant to this Plan shall be issued and delivered unless the issuance of such certificate complies with all applicable legal requirements including, without limitation, compliance with the provisions of applicable state securities laws, the Securities Act of 1933, as amended and in effect from time to time or any successor statute, the Exchange Act and the requirements of the exchanges, if any, on which the Company's Shares may, at the time, be listed.

          (m) DEFERRALS AND SETTLEMENTS. The Committee may require or permit Participants to elect to defer the issuance of Shares or the settlement of Awards in cash under such rules and procedures as it may establish under this Plan. It may also provide that deferred settlements include the payment or crediting of interest on the deferral amounts.

     13. GOVERNING LAW. To the extent that federal laws do not otherwise control, this Plan and all determinations made and actions taken pursuant to this Plan shall be governed by the laws of Minnesota and construed accordingly.

     14. SEVERABILITY. In the event any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     15. PRIOR PLANS. Notwithstanding the adoption of this Plan by the Board and approval of this Plan by the Company's shareholders as provided by Section 12(a) hereof, the Company's 1992 Stock Incentive Plan and 1995 Stock Incentive Plan, as the same may have been amended from time to time (the "Prior Plans"), shall remain in effect and the Committee may continue to make grants of performance shares, restricted stock and any other awards pursuant to and subject to the limitations of the Prior Plans. All grants and awards heretofore or hereafter made under the Prior Plans shall be governed by the terms of the Prior Plans.

                                                                      APPENDIX B


                                  TENNANT COMPANY
                                  ("CORPORATION")
                  RESTRICTED STOCK PLAN FOR NONEMPLOYEE DIRECTORS
                                      ("PLAN")
                (AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 1999)

1.   COMPENSATION.

          Members of the Corporation's board of directors (the "Board") who are not employees of the Corporation ("Nonemployee Directors") have historically been compensated by means of fees including: (i) an annual retainer designated as a fixed dollar amount ("Annual Retainer") for the year which commences on the day immediately after the date of each Annual Meeting of the Corporation's shareholders and ends on the day of the next succeeding Annual Meeting ("Board Year"); and (ii) meeting fees for attendance at meetings of the Board and committees thereof. Commencing January 1, 1999, the Company will no longer pay meeting fees to Nonemployee Directors but will compensate them solely by the issuance of Restricted Shares (as hereinafter defined) pursuant to this Plan. For the Board Year commencing on the day following the Annual Meeting of the Corporation's Shareholders held in 1999, the Annual Retainer, which is intended to compensate Nonemployee Directors for their services as directors, including attendance at meetings, shall be $31,500.

2.   PURPOSE; DEFINITIONS.

          The purpose of the Plan is to provide for the issuance of shares of the Corporation's common stock ("Shares") in lieu of the Annual Retainer, such Shares generally to be subject to the restrictions provided herein and to be issued at the beginning of cycles consisting of three Board Years in lieu of the Annual Retainers for the three succeeding Board Years.

          For purposes of the Plan: (i) the first business day of the Board Years commencing in 1993, 1996, 1999, 2002, 2005 and 2008 shall each be referred to as a "Regular Issuance Date"; and (ii) the Annual Retainers for the two Board Years succeeding the Board Year in which a Regular Issuance Date occurs shall be assumed to be in an amount equal to the Annual Retainer for the Board Year in which such Regular Issuance Date occurs.

3.   ISSUANCE OF RESTRICTED SHARES.

          (a) In lieu of the Annual Retainers for the Board Year commencing in 1993 and the next two succeeding Board Years: (i) on the first business day of the Board Year commencing in 1993, the Corporation shall issue to each then incumbent Nonemployee Director, Restricted Shares (as hereinafter defined) having a Fair Market Value (as hereinafter defined) equal to 100% of the Annual Retainers for such three Board Years; and (ii) on the first business day of January 1995, the Corporation shall issue to each then incumbent Nonemployee Director Restricted Shares having a fair market value equal to 50% of the Annual Retainers for the remaining portion (pro-rated based on the number of days remaining in such Board Year) of the Board Year commencing in 1994 and the Board Year commencing in 1995.

          (b) On the Regular Issuance Date in the year 1996, the Corporation shall issue to each then incumbent Nonemployee Director, in lieu of the Annual Retainers for the Board Year then commencing and the next two succeeding Board Years, Restricted Shares having a Fair Market Value equal to 150% of the Annual Retainers for such three Board Years.

          (c) On the Regular Issuance Date in the years 1999, 2002, 2005, and 2008, the Corporation shall issue to each then incumbent Nonemployee Director, in lieu of the Annual Retainers for the Board Year then commencing and the next two succeeding Board Years, Restricted Shares having a Fair Market Value equal to 100% of the Annual Retainers for such three Board Years.

          (d) With respect to any Nonemployee Director who is first elected or appointed to the Board on a date other than the date of the Annual Meeting of the Corporation's shareholders immediately preceding a Regular Issuance Date, the Corporation shall issue to such Nonemployee Director on the date following the date such Nonemployee Director's service commences, in lieu of the Annual Retainer or Annual Retainers for the period from the date such Nonemployee Director's service commences until the next Regular Issuance Date, Restricted Shares having a Fair Market Value equal to either (i) 100% of the Annual Retainer or Annual Retainers for such period with respect to Nonemployee Directors first elected or appointed to the Board after the Regular Issuance Date in 1993 and on or before January 1, 1995, or
          (ii) 150% of the Annual Retainer or Annual Retainers for such period with respect to Nonemployee Directors first elected or appointed to the Board after January 1, 1995, and before January 1, 1999, or
          (iii) 100% of the Annual Retainer or Annual Retainers for such period with respect to Nonemployee Directors first elected or appointed to the Board on or after January 1, 1999. For this purpose, the Annual Retainer for any fraction of a Board Year shall be pro-rated based on the portion of the Board Year occurring from and after the date that the Nonemployee Director's service commences.

          (e) The Board may from time to time increase or decrease the designated fixed dollar amount of the Annual Retainer, provided that the Board shall not change the amount of the Annual Retainer for purposes of the Plan more frequently than once every six months. For purposes of the Plan, unless the Board designates a subsequent effective date, any such increase or decrease in the Annual Retainer shall be considered to be effective on the business day immediately following the date on which the Board action was taken resulting in such increase or decrease. If the Annual Retainer is decreased, there shall be no adjustment in the number of Restricted Shares previously issued pursuant to the Plan. If the Annual Retainer is increased effective as of any date other than a Regular Issuance Date, then the Corporation shall, on the date such increased Annual Retainer becomes effective, issue to each then incumbent Nonemployee Director (other than a Nonemployee Director first elected or appointed to the Board on the date preceding the date such increased Annual Retainer became effective), in lieu of such increased amount of Annual Retainer for the period from the date such increased Annual Retainer became effective until the next Regular Issuance Date, Restricted Shares having a Fair Market Value equal to, (i) with respect to any increased Annual Retainer for periods prior to January 1, 1999, 150% of the amount, and (ii) with respect to any increased Annual Retainer for periods on or after January 1, 1999, 100% of the amount by which the Annual Retainer or Annual Retainers for such period was increased.
          For this purpose, the annual retainer for any fraction of a Board Year shall be pro-rated based on the portion of the Board Year occurring from and after the date that the increased Annual Retainer became effective.

          (f) In order to compensate Nonemployee Directors for meeting fees that would otherwise have been paid between January 1, 1999, and the date of the Annual Meeting of the Corporation's Shareholders held in 1999, each

          Nonemployee Director shall be issued Restricted Shares having a fair market value as of January 1, 1999, equal to $3,500.

4.   FAIR MARKET VALUE.

          For purposes of converting dollar amounts to a number of Restricted
Shares: the Fair Market Value of each Restricted Share shall be equal to the average closing price of one share of the Corporation's Shares on the NASDAQ National Market System on the ten trading days preceding the date on which such Restricted Shares are issued; and Restricted Shares shall be rounded to the nearest whole share.

5.   RESTRICTED SHARES.

          Shares issued under Section 3 shall be restricted ("Restricted Shares") and may not be sold, assigned, pledged, hypothecated, transferred or otherwise disposed of (including, without limitation, transfer by gift or donation. Such restrictions shall lapse upon the first to occur of the following events (but only as to that number of Restricted Shares that were issued to a Nonemployee Director in payment of the Annual Retainer for Board Years commencing prior to such event):

          (a)  Death of the Nonemployee Director;

          (b) Disability of the Nonemployee Director preventing continued service on the Board;

          (c) Retirement of the Nonemployee Director from the Board in accordance with the policy of the Corporation, if any, on retirement of Nonemployee Directors then in effect;

          (d) Termination of service as a director by reason of (i) resignation at the request of the Board, (ii) the director's failure to have been nominated for re-election to the Board or to have been re-elected by the shareholders of the Corporation or (iii) the director's removal by the shareholders of the Corporation; or

          (e) A change in control (as defined in Section 6) of the Corporation shall occur.

          The certificates for Shares which are subject to this Section may, at the option of the Secretary of the Corporation, be held by the Corporation until the lapse of restrictions as provided in this Section, provided, however, the Nonemployee Director shall be entitled to all voting, dividend and distribution rights for such Shares.

          Upon the occurrence of an event causing the restrictions on Restricted Shares held by a Nonemployee Director to lapse, those Restricted Shares held by such Nonemployee Director as to which the restrictions do not lapse (that is, the number of Restricted Shares issued to such Nonemployee Director in payment of the Annual Retainer for Board
          Years commencing on or after the occurrence of such event) shall be forfeited and revert to the Corporation.

  6. CHANGE IN CONTROL.

          For purposes of this Plan, "change in control" means:

          (a) A majority of the directors of the Corporation shall be persons other than persons

               (i) For whose election proxies shall have been solicited by the Board, or

               (ii) Who are then serving as directors appointed by the Board to fill vacancies on the Board caused by death or resignation (but not by removal) or to fill newly-created directorships,

          (b) 30% or more of the outstanding voting stock of the Corporation is acquired or beneficially owned (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended, or any successor rule thereto) by any person (other than the Corporation or a subsidiary of the Corporation) or group of persons acting in concert (other than the acquisition and beneficial ownership by a parent corporation or its wholly-owned subsidiaries, as long as they remain wholly-owned subsidiaries, of 100% of the outstanding voting stock of the Corporation as a result of a merger which complies with paragraph (c)(i) (2) hereof in all respects), or

          (c) The shareholders of the Corporation approve a definitive agreement or plan to

               (i) Merge or consolidate the Corporation with or into another corporation other than

                     (1) a merger or consolidation with a subsidiary of the Corporation or

                     (2) a merger in which

                         (A)  the Corporation is the surviving corporation,

                         (B) no outstanding voting stock of the Corporation (other than fractional shares) held by shareholders immediately prior to the merger is converted into cash, securities, or other property (except (I) voting stock of a parent corporation owning directly, or indirectly through wholly-owned subsidiaries, both beneficially and of record 100% of the voting stock of the Corporation immediately after the merger and (II) cash upon the exercise by holders of voting stock of the Corporation of statutory dissenters' rights),

                         (C) the persons who were the beneficial owners, respectively, of the outstanding common stock and outstanding voting stock of the Corporation immediately prior to such merger beneficially own, directly or indirectly, immediately after the merger, more than 70% of, respectively, the then outstanding common stock and the then outstanding voting stock of the surviving corporation or its parent corporation, and

                         (D) if voting stock of the parent corporation is exchanged for voting stock of the Corporation in the merger, all holders of any class or series of voting stock of the Corporation immediately prior to the merger have the right to receive substantially the same per share consideration in exchange for their voting stock of the Corporation as all other holders of such class or series,

               (ii) exchange, pursuant to a statutory exchange of shares of voting stock of the Corporation held by shareholders of the Corporation immediately prior to the exchange, shares of one or more classes or series of voting stock of the Corporation for cash, securities, or other property,

               (iii) sell or otherwise dispose of all or substantially all of the assets of the Corporation (in one transaction or a series of transactions), or

               (iv)  liquidate or dissolve the Corporation.

7.   FORFEITURE.

          In addition to the forfeiture provided for in the final paragraph of
Section 5 hereof, if a Nonemployee Director ceases to be a Director of the Corporation within six months after the date of an issuance of Restricted Shares for any reason or thereafter for any reason other than upon the occurrence of one of the events described in Section 5, then all Restricted Shares issued to such Nonemployee Director pursuant to this Plan shall be forfeited and revert to the Corporation.

  8. FRACTIONS OF SHARES.

          The Corporation shall not be required to issue fractions of Shares. Whenever under the terms of the Plan a fractional Share would be required to be issued, an amount in lieu thereof shall be paid in cash for such fractional Share based upon the same Fair Market Value as was utilized to determine the number of Shares to be issued on the relevant issuance date.

9.   WITHHOLDING TAXES.

          Whenever under the Plan Shares are to be issued, restrictions are to be changed or eliminated or, in the judgment of the Corporation, it is appropriate, the Corporation shall have the right to require the recipient to remit to the Corporation an amount in cash sufficient to satisfy any applicable federal, state and local withholding tax requirements.

10.  GENERAL RESTRICTION.

          The issuance of Shares or the delivery of certificates for such Shares to Nonemployee Directors hereunder shall be subject to the requirement that, if at any time the Secretary of the Corporation shall reasonably determine, in his or her discretion, that the listing, registration or qualification of such Shares upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, such issuance or delivery hereunder, such issuance or delivery shall not take place unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not reasonably acceptable to the Secretary.

11.  AMENDMENT; TERM; SHARES AVAILABLE.

          The Board may, at any time, amend or terminate the Plan; provided that no amendment or termination shall, without the consent of a Nonemployee Director, reduce such Nonemployee Director's rights in respect of Restricted Shares previously granted. No Shares shall be issued pursuant to this Plan in lieu of any Annual Retainer for any period commencing after the Annual Meeting of the Corporation's shareholders in 2011. Not more than 125,000 Shares may be issued under this Plan; provided, that in the event of a recapitalization, reclassification, stock dividend, stock split, stock combination, or other relevant change affecting the capitalization of the Corporation, the number of shares issuable under this Plan shall be appropriately adjusted. If at any time there are not sufficient Shares available under this Plan to permit the issuance of all of the Restricted Shares to be issued at such time pursuant to Section 3, then this Plan shall automatically terminate and no further Shares shall be issued hereunder.

12.  RIGHTS UNDER PLAN.

          The Plan confers no right to be nominated or elected to the Board nor does it confer any rights to continue to serve on the Board independent of the Corporation's by-laws and applicable public law. Prior to actual issuance of Shares, no rights to dividends or voting rights are conferred by the Plan.

13.  CONSTRUCTION AND ADMINISTRATION.

          The Plan shall be construed and interpreted in accordance with Minnesota law. The ministerial duties of administering this Plan are delegated to the Secretary.

14.  EFFECTIVENESS.

          The Plan originally became effective on May 7, 1993, and was amended and restated effective January 1, 1995. The further amendment and restatement of the Plan, shall be effective January 1, 1999; provided, however, that the amendment and restatement of the Plan effective January 1, 1999, and the issuance of additional shares pursuant thereto shall be subject to approval by the Corporation's shareholders at the Annual Meeting thereof in the year 1999. If the Plan, as amended and restated effective January 1, 1999, is not approved by the shareholders of the Corporation at the Annual Meeting thereof in the year 1999, then the amendment and restatement of the Plan effective January 1, 1999, shall be null and void and any additional Restricted Shares issued pursuant thereto, together with any dividends or distributions thereon, shall be forfeited and revert to the Corporation.

                                        TENNANT COMPANY
                              [LOGO]    701 NORTH LILAC DRIVE
                                        P.O. BOX 1452
                              PROXY     MINNEAPOLIS, MN
                                        55440





          TENNANT COMPANY
[LOGO]    701 NORTH LILAC DRIVE
          P.O. BOX 1452
PROXY     MINNEAPOLIS, MN
          55440
-------------------------------------------------------------------------------
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Roger L. Hale, David C. Cox, and Andrew P. Czajkowski, and each of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them or any of them to represent and to vote, as designated below, all the shares of Common Stock of Tennant Company held of record by the undersigned on March 8, 1999, at the Annual Meeting of Shareholders to be held on May 6, 1999, or any adjoumment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.





                        SEE REVERSE FOR VOTING INSTRUCTIONS.

                                                                 ---------------
                                                                 COMPANY #
                                                                 CONTROL #
                                                                 ---------------

THERE ARE TWO WAYS TO VOTE YOUR PROXY

YOUR TELEPHONE VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

VOTE BY PHONE -- TOLL FREE -- 1-800-240-6326 -- QUICK***EASY***IMMEDIATE

- Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week.
- You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above.
-    Follow the simple instructions the Voice provides you.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to Tennant Company, c/o Shareowner Services,-SM- P.O. Box 64873, St. Paul, MN 55164-9397.

               IF YOU VOTE BY PHONE, PLEASE DO NOT MAIL YOUR PROXY CARD
                                  PLEASE DETACH HERE






1.   TO ELECT DIRECTORS:      01 Janet M. Dolan   03 Delbert W. Johnson
                              02 Roger L. Hale

     / / FOR all nominees          / /  WITHHOLD AUTHORITY
                                        To vote for all nominees

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE, WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

If elected, the nominees will serve for a term of three years.

2.   TO APPROVE AND RATIFY THE TENNANT COMPANY 1999 STOCK INCENTIVE PLAN.

          / /  For            / / Against         / / Abstain

3. TO APPROVE AND RATIFY AMENDMENTS TO AND THE RESTATEMENT OF THE TENNANT COMPANY RESTRICTED STOCK PLAN FOR NONEMPLOYEE DIRECTORS.

          / /  For            / / Against         / / Abstain

4. TO RATIFY THE APPOINTMENT OF KPMG PEAT MARWICK LLP as the Independent public accountants of the corporation.

          / /  For            / / Against         / / Abstain

5. IN THEIR DISCRETION, the PROXIES are authorized to vote upon such other business as may property come before the meeting.

Address Change? Mark Box / /
Indicate Changes Below.




                                                 Date                     , 1999
                                                      -------------------


                                                  -----------------------------

                                                  -----------------------------

Signature(s) In Box
Please sign exactly as name appears to the left. When shares are held by joint tenants, both should sign. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                        TENANT COMPANY
                              [LOGO]    701 NORTH LILAC DRIVE
                                        P.O. BOX 1452
                              PROXY     MINNEAPOLIS, MN
                                        55440





          TENANT COMPANY
[LOGO]    701 NORTH LILAC DRIVE
          P.O. BOX 1452
PROXY     MINNEAPOLIS, MN
          55440
-------------------------------------------------------------------------------

                     TENNANT COMPANY PROFIT SHARING AND EMPLOYEE
                 STOCK OWNERSHIP PLAN VOTING INSTRUCTIONS TO TRUSTEE

I hereby instruct U.S. Bank National Association, as Trustee of the Tennant Company Profit Sharing and Employee Stock Ownership Plan, to "vote", in the manner specified in the Plan, at the Annual Meeting of the Shareholders of Tennant Company (the "Company") to be held on May 6, 1999, and at any and all adjournments of said meeting, all shares of Common Stock of the Company held in the Plan with respect to which I have authority to direct voting.

I understand that if I complete this card and return it to the Trustee by April 16, 1999, the Trustee will vote, in accordance with my instructions, the shares of the Company's Common Stock allocated to my account under the Plan.

The Trustee is hereby instructed to vote as indicated below on the following proposals which are more fully described in the Company's Notice of Annual Meeting of Shareholders and Proxy Statement dated March 25, 1999.

THESE INSTRUCTIONS, WHEN PROPERLY EXECUTED, WILL BE FOLLOWED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED PARTICIPANT. IF NO DIRECTION IS MADE, THE TRUSTEE IS INSTRUCTED TO VOTE FOR ALL PROPOSALS.

The undersigned understands that, in accordance with the terms of the Plan, these instructions shall be held in the strictest confidence by the Trustee and shall not be divulged or released to any person, including officers or employees of Tennant Company.

                        SEE REVERSE FOR VOTING INSTRUCTIONS.

                                                                 ---------------
                                                                 COMPANY #
                                                                 CONTROL #
                                                                 ---------------

THERE ARE TWO WAYS TO VOTE YOUR PROXY

YOUR TELEPHONE VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

VOTE BY PHONE -- TOLL FREE -- 1-800-240-6326 -- QUICK***EASY***IMMEDIATE

- Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week.
- You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above.
-    Follow the simple instructions the Voice provides you.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to Tennant Company, c/o Shareowner Services,-SM- P.O. Box 64873, St. Paul, MN 55164-9397.

               IF YOU VOTE BY PHONE, PLEASE DO NOT MAIL YOUR PROXY CARD
                                  PLEASE DETACH HERE






1.   TO ELECT DIRECTORS:      01 Janet M. Dolan   03 Delbert W. Johnson
                              02 Roger L. Hale

     / / FOR all nominees          / /  WITHHOLD AUTHORITY
                                        To vote for all nominees

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE, WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

If elected, the nominees will serve for a term of three years.

2.   TO APPROVE AND RATIFY THE TENNANT COMPANY 1999 STOCK INCENTIVE PLAN.

          / /  For            / / Against         / / Abstain

3. TO APPROVE AND RATIFY AMENDMENTS TO AND THE RESTATEMENT OF THE TENNANT COMPANY RESTRICTED STOCK PLAN FOR NONEMPLOYEE DIRECTORS.

          / /  For            / / Against         / / Abstain

4. TO RATIFY THE APPOINTMENT OF KPMG PEAT MARWICK LLP as the Independent public accountants of the corporation.

          / /  For            / / Against         / / Abstain

5. IN THEIR DISCRETION, the Trustee or the Trustee's representative is authorized to vote upon such other business as may property come before the meeting.

Address Change? Mark Box / /
Indicate changes below.




                                                 Date                     , 1999
                                                      -------------------


                                                  -----------------------------

                                                  -----------------------------

Signature(s) in Box
Please sign exactly as name appears to the left.